HARTFORD SERIES FUND, INC.,
on behalf of
Hartford Global Financial Services HLS Fund
Hartford Global Technology HLS Fund
Hartford Global Communications HLS Fund

June 16, 2008

Dear Hartford HLS Fund Participant:

You are cordially invited to attend a Special Meeting ("Meeting") of Hartford Series Fund, Inc. (the "Company"). The Meeting will take place on August 12, 2008 at 10:00 a.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders of each of three series of the Company, Hartford Global Financial Services HLS Fund, Hartford Global Technology HLS Fund and Hartford Global Communications HLS Fund (the "Acquired Funds") will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement/Prospectus, the purpose of the Meeting is (i) to vote on three proposed Plans of Reorganization (the "Reorganization Plans") pursuant to which each Acquired Fund will be reorganized into Hartford Global Equity HLS Fund, another series of the Company; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting. The Company's Board of Directors has reviewed and approved the proposals and recommends that you vote FOR the proposal(s) applicable to you. The Proxy Statement/Prospectus provides more information on the Reorganization Plans. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement/Prospectus. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, Broadridge Financial Solutions Inc., reminding you to vote your shares.

Very truly yours,

John C. Walters
President and Chief Executive Officer

IMPORTANT INFORMATION

We encourage you to read the enclosed Proxy Statement/Prospectus. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1.  What proposals are shareholders being asked to consider at the upcoming special meeting?

A. 1.  Shareholders of Hartford Global Financial Services HLS Fund, Hartford Global Technology HLS Fund and Hartford Global Communications HLS Fund (the "Acquired Funds"), each a series of Hartford Series Fund, Inc. (the "Company"), are being asked to consider, as applicable, proposals to approve proposed reorganization plans (the "Reorganization Plans") whereby each of the Acquired Funds will be reorganized into the Hartford Global Equity HLS Fund (the "Acquiring Fund"), another series of the Company. Shareholders are asked to consider only those reorganization(s) involving Acquired Funds in which they invest. No Reorganization Plan is contingent upon the approval of any other Reorganization Plan.

Q. 2.  How will reorganizing the Acquired Funds into the Acquiring Fund benefit each Acquired Fund and its shareholders?

A. 2.  The reorganizations of the Acquired Funds into the Acquiring Fund are expected to benefit each Acquired Fund's shareholders by: (1) addressing the small asset levels and lack of growth of each Acquired Fund by reorganizing each fund into the Acquiring Fund, which will create one larger fund and is anticipated to provide greater opportunities to realize economies of scale, and (2) offering shareholders of the Acquired Funds investment in a more broadly diversified fund.

Q. 3.  Why are shareholders being asked to approve proposed reorganizations into the Acquiring Fund?

A. 3.  The Acquired and Acquiring Funds are series of the Company, an investment company registered under the Investment Company Act of 1940 (the "Act"). The Act requires that the approval of shareholders of the Acquired Funds be obtained in order to effect the Reorganizations.

Q. 4.  What is the Acquiring Fund's investment goal?

A. 4.  The Acquiring Fund's investment goal is to seek long-term capital appreciation, which is consistent with each Acquired Fund's goal. The Acquiring Fund invests at least 80% of its assets in equity securities. The Acquiring Fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The Acquiring Fund's assets are allocated across a variety of industries.

Q. 5.  Who is the adviser and sub-adviser of the Acquiring Fund?

A. 5.  The investment adviser of the Acquiring Fund, HL Investment Advisors, LLC ("HL Advisors"), is also the investment adviser of each of the Acquired Funds. The Acquiring Fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management") is also the sub-adviser of each of the Acquired Funds.

Q. 6.  Will the Reorganization Plans result in different expenses for shareholders of the Acquired Funds?

A. 6.  Yes, the Acquiring Fund has different expenses than the Acquired Funds. The Acquired Funds' shareholders will be subject to the Acquiring Fund's fee schedule. However, the Reorganization Plans, if approved, will have the effect of maintaining expenses for shareholders of each of the Acquired Funds at current levels in the near term. Effective upon the completion of the Reorganizations, HL Advisors has contractually agreed to waive 0.10% of the Acquiring Fund's management fees until May 1, 2010, making its advisory fees at current asset levels equal to those of each of the Acquired Funds at current asset levels. The Acquiring Fund and the Acquired Funds have fee schedules with different breakpoint levels. For a more detailed discussion of the fee schedule and waiver, see "Benefits of the Reorganizations for the Acquired Funds' Shareholders" in the enclosed proxy statement.

Q. 7.  Has the Board of Directors approved the Reorganization Plans?

A. 7.  Yes. The Board of Directors, including a majority of the directors who are not interested persons, has reviewed and approved each of the Reorganization Plans. The Board recommends that you vote FOR your respective Reorganization Plan.

Q. 8.  How can I vote?

A. 8.  You can vote:

•  By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

•  By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•  By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

  Whichever method you choose, please take the time to read the Proxy Statement/Prospectus before you vote.

Q. 9.  When should I vote?

A. 9.  Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or Broadridge Financial Solutions Inc., a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 10.  Where can I obtain additional information about this Proxy Statement/Prospectus?

A. 10.  For information about voting, please call toll free 1-866-412-8382. To view the Hartford HLS Funds 2007 Annual Report or to obtain additional information about the Proxy Statement/Prospectus:

•  For variable life and annuity owners, please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your Proxy Information" under "Points of Interest" on or after June 26, 2008).

•  For employer-sponsored retirement programs, please go to retire.hartfordlife.com (see "Your Vote Counts! Get your 2008 Proxy Information" under the "News" tab).

•  Or call: 1-800-862-6668 (if you are an Individual Annuity owner, Hartford or Union-Securities variable annuity owner or a Union-Securities 403b owner); 1-800-231-5453 (if you are a Hartford variable life insurance policy owner); 1-800-476-0499 (if you are a representative or owner of a Hartford administered 401k plan); 1-800-528-9009 (if you are a representative or owner of a Hartford-administered 457, 403b or 401a plan); or 1-877-836-5854 (if you are a representative or owner of any other qualified retirement plan not administered by Hartford).

THE ATTACHED PROXY STATEMENT/PROSPECTUS CONTAINS MORE DETAILED
INFORMATION ABOUT THE REORGANIZATION PLAN. PLEASE READ IT
CAREFULLY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Meeting") of Hartford Global Financial Services HLS Fund, Hartford Global Technology HLS Fund and Hartford Global Communications HLS Fund (each an "Acquired Fund" and collectively, the "Acquired Funds"), each a series of Hartford Series Fund, Inc (the "Company"), will take place on August 12, 2008 at 10:00 a.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

1.  To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Global Financial Services HLS Fund (the "Acquired Financial Services Fund") by Hartford Global Equity HLS Fund (the "Acquiring Fund"), a series of the Company, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Financial Services Fund;

2.  To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Global Technology HLS Fund (the "Acquired Technology Fund") by Hartford Global Equity HLS Fund (the "Acquiring Fund"), a series of the Company, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Technology Fund;

3.  To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Global Communications HLS Fund (the "Acquired Communications Fund") by Hartford Global Equity HLS Fund (the "Acquiring Fund"), a series of the Company, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Communications Fund; and

4.  To transact such other business as may properly come before the Meeting.

The Board of Directors of the Company recommends that you vote FOR the proposals listed in this notice. Shareholders of record on June 2, 2008 (the "Record Date") are entitled to notice of and to vote at the Meeting.

Each Acquired Fund issues and sells its shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The Separate Accounts hold shares of the Acquired Funds, which are vehicles for funding flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies. As the owners of the assets held in the Separate Accounts, the insurance companies, as well as the Retirement Plans, are the shareholders of the Acquired Funds and are entitled to vote their shares. Pursuant to applicable laws, the insurance companies vote outstanding shares of the Acquired Funds in accordance with instructions received from the owners of the variable annuity and life insurance contracts. In addition to the shareholders of the Acquired Funds, this Notice is being delivered to variable annuity and life insurance contract owners who do not invest directly in or hold shares of the Acquired Funds, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Acquired Fund as of the Record Date, so that they may instruct the insurance companies how to vote the shares of the Acquired Funds that underlie their contracts. Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the plan.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Directors,

  Edward P. Macdonald
  Secretary

June 16, 2008

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PROXY STATEMENT/PROSPECTUS

June 16, 2008

HARTFORD SERIES FUND, INC.
P.O. Box 2999
Hartford, Connecticut 06104-2999

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
(the "Acquired Financial Services Fund")

HARTFORD GLOBAL TECHNOLOGY HLS FUND
(the "Acquired Technology Fund")

HARTFORD GLOBAL COMMUNICATIONS HLS FUND
(the "Acquired Communications Fund")

(together, the "Acquired Funds")

INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies made by, and on behalf of the Board of Directors (the "Board") of Hartford Series Fund, Inc. (the "Company"), in connection with the Special Meeting of Shareholders of the Acquired Funds (the "Meeting") to be held August 12, 2008, at 10:00 a.m., Eastern Time, at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

At a meeting held on February 6, 2008, the Board approved three Plans of Reorganization (the "Reorganization Plans") relating to the proposed reorganizations of the Acquired Funds into Hartford Global Equity HLS Fund (the "Acquiring Fund") (collectively, the "Funds"), all of which are series of the Company. This Proxy Statement/Prospectus provides you with information about these proposed reorganizations.

The approximate mailing date of this Proxy Statement/Prospectus is June 26, 2008. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy Statement/Prospectus, will be paid by HL Advisors, each Acquired Fund's investment adviser. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or Broadridge Financial Solutions Inc. ("Broadridge"), a firm authorized by The Hartford to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, certain Contract Owners, as defined below, and shareholders of the Acquired Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the Contract Owner or shareholder casting the vote and the voting instructions of the Contract Owner or shareholder are accurately determined.

HL Advisors, the Acquired Funds' investment adviser, and Hartford Life Insurance Company ("Hartford Life"), the administrator for the Funds, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Funds' principal underwriter.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated June 16, 2008 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization Plans and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions, and risks of each of the Funds, see the Company's Prospectus and Statement of Additional Information dated May 1, 2008, (File No. 811-08629) as supplemented, each of which is incorporated herein by reference and is available, without charge, by calling 1-800-862-6668 or by writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085 Hartford, CT 06102-5085. The Company's annual report dated December 31, 2007 (File No. 811-08629) also is incorporated herein by reference.

You may also obtain proxy materials, reports, and other information filed by the Company from the SEC's Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Acquired Funds issue and sell their shares to separate accounts of various insurance companies (the "Separate Accounts") and certain qualified retirement plans (the "Retirement Plans"). The insurance companies and the Retirement Plans are the shareholders of the Acquired Funds. The Separate Accounts hold shares of the Funds, which are a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by the insurance companies. Each Separate Account has subaccounts, some of which invest in the Funds and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by these insurance companies ("Contract Owners") allocate the value of their contracts among these subaccounts. Although the insurance companies are the owners of the assets held in the Separate Accounts, the Contract Owners may be indirect participants in the Acquired Funds. Under applicable law, the participating insurance companies provide pass-through voting privileges to the Contract Owners. Contract Owners are asked to complete a voting instruction card, instructing their respective insurance companies on how to vote the shares in which they are the indirect participants.

If you own shares beneficially through a Retirement Plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. If you are a Retirement Plan sponsor, trustee, or other administrator and are authorized to vote shares held by a Retirement Plan, please complete the enclosed proxy card and return it in the enclosed envelope.

Contract Owners may revoke their voting instructions at any time until the voting results are announced at the Meeting by either submitting another voting instruction card or submitting prior written notice of their revocation to their respective insurance company. Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of the Company. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted "FOR" the proposals to approve the Plans of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Funds by the Acquiring Fund solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Funds (the "Proposals"). In instances where choices are specified by the Contract Owners or shareholders in the voting instruction cards or proxy cards, those Contract Owners' or shareholders' votes will be voted or the votes will be withheld in accordance with the Contract Owners' or shareholders' choices. Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company. Votes can be cast to approve or disapprove the Proposals. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the Proposals. So far as the Board is aware, no matters other than those described in this Proxy Statement/Prospectus will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Contract Owners and shareholders may vote by completing and returning the enclosed voting instruction card or proxy card. Contract Owners and shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a Contract Owner or shareholder will need the "control number" that appears on the proxy card. After inputting this number, the Contract Owner or shareholder will be prompted to provide their voting instructions on the Proposals. Contract Owners and shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy or voting instructions are solicited by Broadridge, the Broadridge representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the mail. If the Contract Owner or shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Broadridge, then the Broadridge representative will explain the proxy voting process, read the Proposals listed on the proxy card and ask for the Contract Owner's or shareholder's instructions on the Proposals. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Broadridge representative will record the Contract Owner's or shareholder's instructions on the card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Contract Owner or shareholder to call the Broadridge representative immediately if his or her instructions are not correctly reflected in the confirmation.

Although a Contract Owner's or shareholder's vote may be solicited and taken by telephone, each Contract Owner and shareholder will also receive a copy of this Proxy Statement/Prospectus and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner or shareholder.

Only those shareholders owning shares as of the close of business on June 2, 2008 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. There were 2,630,237.3559 issued and outstanding shares of the Acquired Financial Services Fund, (consisting of 1,527,899.4013 IA and 1,102,337.9546 IB shares) 20,649,134.1614 issued and outstanding shares of the Acquired Technology Fund and (consisting of 14,720,195.5981 IA and 5,928,938.5633 IB shares) 2,780,443.9714 issued and outstanding shares of the Acquired Communications Fund (consisting of 1,354,675.4994 IA and 1,425,768.4720 IB shares) as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposals applicable to you described in this Proxy Statement/Prospectus.

The presence, either in person or by proxy, of shareholders owning a majority of shares of each of the Acquired Funds entitled to vote at the Meeting shall constitute a quorum. Because Hartford Life and its affiliates are the majority shareholders of each of the Acquired Funds, their presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Because Hartford Life and its affiliates will vote their shares of the Acquired Funds in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract Owners can determine the outcome of a matter submitted to shareholders. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for any of the Proposals in this Proxy Statement/Prospectus prior to any adjournment provided that there is a quorum. If a Proposal receives a sufficient number of votes for approval prior to any adjournment, that Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

PROPOSALS

APPROVAL OF THE REORGANIZATION PLANS

GENERAL OVERVIEW

At a meeting held on February 6, 2008, the Board of Directors (the "Board") of Hartford Series Fund, Inc. (the "Company"), including a majority of the directors who are not interested persons, approved the following Plans of Reorganization (the "Reorganization Plan(s)"):

•  the proposed reorganization of Hartford Global Financial Services HLS Fund (the "Acquired Financial Services Fund") into Hartford Global Equity HLS Fund (the "Acquiring Fund") (the "Financial Services Reorganization");

•  the proposed reorganization of Hartford Global Technology HLS Fund (the "Acquired Technology Fund") into the Acquiring Fund (the "Technology Reorganization");

•  the proposed reorganization of Hartford Global Communications HLS Fund (the "Acquired Communications Fund") into the Acquiring Fund (the "Communications Reorganization");

None of the proposals (the "Reorganizations") are contingent upon approval of any other proposal.

The Acquired Financial Services Fund, Acquired Technology Fund, Acquired Communications Fund and Acquiring Fund (collectively the "Funds") are each a series of the Company. This Proxy Statement/Prospectus provides you with information about the Reorganization Plans.

If shareholders of each of the Acquired Funds approve the proposed Reorganizations, each of the Acquired Funds will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund. Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, each Acquired Fund will distribute to its shareholders their respective portion of shares of the applicable Acquiring Fund it receives in the Reorganization. Shareholders will receive Class IA or Class IB shares of the Acquiring Fund having an aggregate value equal to the aggregate value of Class IA or Class IB shares of the applicable Acquired Fund held by them immediately prior to the Reorganization. Following the Reorganization, the Acquired Funds will liquidate.

Because shareholders of one or more of the Acquired Funds are being asked to approve a transaction that will result in shareholders holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Company's Prospectus and Statement of Additional Information dated May 1, 2008, as supplemented, (File No. 811-08629) and the Reorganization Plan applicable to you. A form of the Reorganization Plan applicable to each Acquired Fund is attached hereto as APPENDIX A.

The Proposed Reorganizations

At a meeting held on February 6, 2008, the Board approved each Reorganization Plan with respect to each of the Funds. Subject to the approval of shareholders of the applicable Acquired Fund, each Reorganization Plan provides for:

•  the transfer of all of the assets of the applicable Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

•  the assumption by the Acquiring Fund of all of the liabilities of the applicable Acquired Fund;

•  the distribution of shares of the Acquiring Fund to the shareholders of the applicable Acquired Fund; and

•  the complete liquidation of the applicable Acquired Fund as a series of the Company.

The Reorganization is expected to be effective immediately after the close of business on August 22, 2008, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganizations, each shareholder of the Acquired Funds will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the applicable Acquired Fund held by that shareholder as of the close of business on the date of the Closing.

Benefits of the Reorganizations for the Acquired Funds' Shareholders

In considering whether to approve the Reorganization Plan applicable to you, you should note that:

•  Each Acquired Fund has an investment objective and share class structure that is similar in many respects to the investment objective and share class structure of the Acquiring Fund.

•  Each Reorganization Plan, if approved, will have the effect of maintaining expenses for shareholders of each of the Acquired Funds at current levels in the near term. Effective upon the completion of the Reorganizations, HL Advisors has contractually agreed to waive 0.10% of the Acquiring Fund's management fees until May 1, 2010, making its advisory fees at current asset levels equal to those of each of the Acquired Funds at their respective asset levels. The Acquiring Fund and the Acquired Funds are subject to fee schedules with different breakpoint levels. The Acquired Funds are subject to a fee schedule with an initial breakpoint at $250 million. The Acquiring Fund is subject to a fee schedule with an initial breakpoint of $500 million. However, the Acquired Funds are currently not offered to Contract Owners, which renders each Acquired Fund unlikely to reach asset levels that would trigger its first fee breakpoint. HL Advisors anticipates that the Reorganizations will provide shareholders of the Acquired Funds with a greater opportunity to realize economies of scale which could result in lower overall expenses in the future. However, such economies of scale may not be realized, and if assets of the Acquiring Fund after the Reorganizations do not reach the Acquiring Fund's initial breakpoint prior to the expiration of the fee waiver on May 1, 2010 and the fee waiver is not renewed, shareholders of the Acquiring Fund will be subject to a higher management fee than shareholders of the Acquired Funds pre-Reorganizations.

•  The Funds have the same investment adviser, HL Investment Advisors, LLC ("HL Advisors"), which will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management Company, LLP ("Wellington Management"), the Acquiring Fund's sub-adviser, after consummation of the Reorganizations.

•  The Acquiring Fund is more diversified than the Acquired Funds, which invest in the securities of companies located within particular industry sectors. This makes an investment in the Acquiring Fund less subject to the risk of concentration in one sector.

•  The share purchase and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquiring Fund."

•  The Funds expect that each Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganizations. See "Information About the Reorganization — Tax Considerations."

Comparison of Investment Objectives, Principal Investment Strategies, Risks, and Management of the Acquired Funds and Acquiring Fund

Acquired Financial Services Fund

The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser. The charts and summaries below describe important similarities and differences between the Funds. There can be no assurance that a Fund will achieve its stated objective. Each Fund's investment objective may be changed without approval of the shareholders of the Fund. For purposes of considering the Proposal, some of the key differences of the principal investment strategies and principal investment risks between the Acquired Financial Services Fund and the Acquiring Fund are:

•  The Acquiring Fund invests at least 80% of its assets in equity securities, while the Acquired Financial Services Fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide.

•  The Acquiring Fund may invest in emerging market securities as part of its principal investment strategy, while the Acquired Financial Services Fund may invest in emerging market securities, but not as part of its principal investment strategy.

•  The Acquiring Fund has a relatively high portfolio turnover rate, while the Acquired Financial Services Fund does not.

•  Both Acquired Financial Services Fund and the Acquiring Fund focus on stock selection through fundamental analysis.

•  In contrast to the Acquiring Fund, investments of the Acquired Financial Services Fund carry diversification risk, the risk that since the Acquired Financial Services Fund invests in companies within a single industry, it is more likely to suffer from setbacks in that industry.

•  In contrast to the Acquiring Fund, investments of the Acquired Financial Services Fund carry concentration risk, the risk that since the Acquired Fund invests in a smaller number of securities than many other equity funds it is more likely to be significantly affected by the performance of a single security.

	Acquired Financial Services Fund	Acquiring Fund
Objective	Seeks long-term capital appreciation.	Seeks long-term capital appreciation.

Principal Investment Strategies	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.
	Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.	Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment process focuses on stock selection through fundamental analysis. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.	The fund's investment process focuses on stock selection through fundamental analysis. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.
The fund may trade securities actively.

	Acquired Financial Services Fund	Acquiring Fund
Principal Investment Risks	As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.	As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

	Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.	Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Acquired Financial Services Fund	Acquiring Fund
Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.	Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.	Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

	Acquired Financial Services Fund	Acquiring Fund
Fundamental Investment Restrictions	Identical to the Acquiring Fund, except:	Identical to the Acquired Fund, except:

	Acquired Financial Services Fund normally invests at least 25% of its total assets in banks, diversified financials, and insurance.	Acquiring Fund will not purchase the securities or loans of any issuer or borrower if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

Investment Adviser and Advisory Fees	HL Investment Advisors, LLC
HL Advisors receives compensation, calculated daily and paid monthly, from the Fund at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.85% of the first $250 million; 0.80% of the next $250 million; and 0.75% of assets over $500 million. (For the fiscal year ended December 31, 2007, the Fund paid an advisory fee to HL Advisors and an administrative fee to Hartford Life equal in total to 0.85% of the Fund's average daily net assets.)	HL Investment Advisors, LLC
HL Advisors receives compensation, calculated daily and paid monthly, from the Fund at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.95% of the first $500 million; 0.90% of the next 500 million; and 0.85% of assets over $1 billion.(1)

Sub-Adviser and Sub-Advisory Fees	Wellington Management Company, LLP ("Wellington Management") 75 State Street Boston, Massachusetts 02109	Wellington Management Company, LLP ("Wellington Management") 75 State Street Boston, Massachusetts 02109

	Wellington Management receives monthly compensation from HL Advisors at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.45% of the first $100 million; 0.35% of the next $400 million; and 0.30% of assets over $500 million.	Wellington Management receives monthly compensation from HL Advisors at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.50% of the first $250 million; 0.45% of the next $250 million; 0.40% of the next $500 million; and 0.35% of assets over $1 billion.

Fund Manager(s)	Mark T. Lynch	Mark D. Mandel & Cheryl M. Duckworth

Acquired Technology Fund

The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser. The charts and summaries below describe important similarities and differences between the Funds. There can be no assurance that a Fund will achieve its stated objective. Each Fund's investment objective may be changed without approval of the shareholders of the Fund. For purposes of considering the Proposal, some of the key differences of the principal investment strategies and principal investment risks between the Acquired Technology Fund and the Acquiring Fund are:

•  The Acquiring Fund invests at least 80% of its assets in equity securities, while the Acquired Technology Fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide.

•  The Acquiring Fund may invest in emerging market securities as part of its principal investment strategy, while the Acquired Technology Fund may invest in emerging market securities, but not as part of its principal investment strategy.

•  Both the Acquired Technology Fund and the Acquiring Fund focus on stock selection through fundamental analysis.

(1)  HL Advisors has agreed to contractually waive 0.10% of the Acquiring Fund's management fees until May 1, 2010, effective upon the completion of the proposed Reorganization.

•  In contrast to the Acquiring Fund, investments of the Acquired Technology Fund carry diversification risk, the risk that since the Acquired Technology Fund invests in companies within a single industry, it is more likely to suffer from setbacks in that industry.

•  In contrast to the Acquiring Fund, investments of the Acquired Technology Fund carry concentration risk, the risk that since the Acquired Technology Fund invests in a smaller number of securities than many other equity funds it is more likely to be significantly affected by the performance of a single security.

	Acquired Technology Fund	Acquiring Fund
Objective	Seeks long-term capital appreciation.	Seeks long-term capital appreciation.

Principal Investment Strategies	Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services, and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.	Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

	The fund's investment process focuses on stock selection through fundamental analysis. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.	The fund's investment process focuses on stock selection through fundamental analysis. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

	Acquired Technology Fund	Acquiring Fund
The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

	The fund may trade securities actively.	The fund may trade securities actively.

Principal Investment Risks	As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.	As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

	Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.	Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Acquired Technology Fund	Acquiring Fund
Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.	Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.	Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).	The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

Fundamental Investment Restrictions	Identical to the Acquiring Fund except:

Acquired Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, technology-related commercial services and supplies, electronics, and communication equipment.	Identical to the Acquired Technology Fund, except:
Acquiring Fund will not purchase the securities or loans of any issuer or borrower if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

	Acquired Technology Fund	Acquiring Fund
Investment Adviser and Advisory Fees	HL Investment Advisors, LLC
HL Advisors receives compensation, calculated daily and paid monthly, from the Fund at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.85% of the first $250 million; 0.80% of the next $250 million; and 0.75% of assets over $500 million. (For the fiscal year ended December 31, 2007, the Fund paid an advisory fee to HL Advisors and an administrative fee to Hartford Life equal in total to 0.85% of the Fund's average daily net assets.)	HL Investment Advisors, LLC
HL Advisors receives compensation, calculated daily and paid monthly, from the Fund at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.95% of the first $500 million; 0.90% of the next $500 million; and 0.85% of assets over $1 billion.(2)

Sub-Adviser and Sub-Advisory Fees	Wellington Management Company, LLP ("Wellington Management") 75 State Street Boston, Massachusetts 02109	Wellington Management Company, LLP ("Wellington Management") 75 State Street Boston, Massachusetts 02109

	Wellington Management receives monthly compensation from HL Advisors at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.45% of the first $100 million; 0.35% of the next $400 million; and 0.30% of assets over $500 million.	Wellington Management receives monthly compensation from HL Advisors at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.50% of the first $250 million; 0.45% of the next $250 million; 0.40% of the next $500 million; and 0.35% of assets over $1 billion.

Fund Manager(s)	Scott E. Simpson, John F. Averill, Bruce L. Glazer, Eric Stromquist & Anita M. Killian	Mark D. Mandel & Cheryl M. Duckworth

Acquired Communications Fund

The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser. The charts and summaries below describe important similarities and differences between the Funds. There can be no assurance that a Fund will achieve its stated objective. Each Fund's investment objective may be changed without approval of the shareholders of the Fund. For purposes of considering the Proposal, some of the key differences of the principal investment strategies and principal investment risks between the Acquired Communications Fund and the Acquiring Fund are:

•  The Acquiring Fund invests at least 80% of its assets in equity securities, while the Acquired Communications Fund invests at least 80% of its assets in equity securities of communications-related companies worldwide.

•  The Acquiring Fund has a relatively high portfolio turnover rate, while the Acquired Communications Fund does not.

•  Both the Acquired Communications Fund and the Acquiring Fund focus on stock selection through fundamental analysis.

•  In contrast to the Acquiring Fund, investments of the Acquired Technology Fund carry diversification risk, the risk that since the Acquired Technology Fund invests in companies within a single industry, it is more likely to suffer from setbacks in that industry.

•  In contrast to the Acquiring Fund, investments of the Acquired Communications Fund carry concentrated risk, the risk that since the Acquired Communications Fund invests in a smaller number of securities than many other equity funds it is more likely to be significantly affected by the performance of a single security.

(2)  HL Advisors has contractually agreed to waive 0.10% of the Acquiring Fund's management fees until May 1, 2010, effective upon the completion of the proposed Reorganization.

	Acquired Communications Fund	Acquiring Fund
Objective	Seeks long-term capital appreciation.	Seeks long-term capital appreciation.

Principal Investment Strategies	Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.	Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

	The fund's investment process focuses on stock selection through fundamental analysis. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.	The fund's investment process focuses on stock selection through fundamental analysis. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

The fund may trade securities actively.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

	Acquired Communications Fund	Acquiring Fund
Principal Investment Risks	As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends.	As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

	Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.	Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Acquired Communications Fund	Acquiring Fund
Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.	Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.	Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

	Acquired Communications Fund	Acquiring Fund
Fundamental Investment Restrictions	Identical to the Acquiring Fund, except:	Identical to the Acquired Communications Fund, except:

	Acquired Communications Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media.	Acquiring Fund will not purchase the securities or loans of any issuer or borrower if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

Investment Adviser and Advisory Fees	HL Investment Advisors, LLC
HL Advisors receives compensation, calculated daily and paid monthly, from the Fund at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.85% of the first $250 million; 0.80% of the next $250 million; and 0.75% of assets over $500 million. (For the fiscal year ended December 31, 2007, the Fund paid an advisory fee to HL Advisors and an administrative fee to Hartford Life equal in total to 0.85% of the Fund's average daily net assets.)	HL Investment Advisors, LLC
HL Advisors receives compensation, calculated daily and paid monthly, from the Fund at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.95% of the first $500 million; 0.90% of the next 500 million; and 0.85% of assets over $1 billion.(3)

Sub-Adviser and Sub-Advisory Fees	Wellington Management Company, LLP ("Wellington Management") 75 State Street Boston, Massachusetts 02109	Wellington Management Company, LLP ("Wellington Management") 75 State Street Boston, Massachusetts 02109

	Wellington Management receives monthly compensation from HL Advisors at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.45% of the first $100 million; 0.35% of the next $400 million; and 0.30% of assets over $500 million.	Wellington Management receives monthly compensation from HL Advisors at the following annual rates (as a specified percentage of the Fund's average daily net assets): 0.50% of the first $250 million; 0.45% of the next $250 million; 0.40% of the next $500 million; and 0.35% of assets over $1 billion.

Fund Manager(s)	Archana Basi	Mark D. Mandel & Cheryl M. Duckworth

COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Fund. It is expected that combining the Funds in the manner proposed in the Reorganization Plans may permit shareholders of the Acquiring Fund greater opportunities to realize economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see "More Information Regarding the Acquiring Fund" in this Proxy Statement/Prospectus.

Because each Reorganization is not contingent on the approval of any other Reorganization, several Reorganization combinations are possible and the effects on expenses for all possible combinations are not illustrated in the expense tables below. It is expected, however, that the range of resulting expenses from the possible Reorganizations will be captured in the expense tables below because those tables illustrate what are anticipated to be the highest and lowest resulting expense ratios for each Acquired Fund.

Operating Expenses: Financial Services Reorganization

The current expenses of each Fund, estimated pro forma expenses after giving effect to the proposed Financial Services Reorganization and after giving effect to the Financial Services Reorganization, Technology Reorganization and the

(3)  HL Advisors has contractually agreed to waive 0.10% of the Acquiring Fund's management fees until May 1, 2010, effective upon the completion of the proposed Reorganization.

Communications Reorganization are shown in the table below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Financial Services Reorganization and proposed Technology and Communications Reorganizations as of December 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under your variable life insurance or variable annuity contracts or by a qualified retirement plan. For information on these charges, please refer to the applicable prospectus, prospectus summary or disclosure statement of your variable insurance contracts.

Annual Fund Operating Expenses (as a percentage of each Fund's average daily net assets)

Class IA

	Hartford Global Financial Services HLS Fund	Hartford Global Equity HLS Fund		Hartford Global Equity HLS Fund Pro-Forma(3)		Hartford Global Equity HLS Fund Pro-Forma(4)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Exchange fees	None	None		None		None
ANNUAL OPERATING EXPENSES (expenses that are deducted from the fund's assets)
Management fees	0.85%	0.95	%(1)	0.95	%(1)	0.95	%(1)
Distribution and service (12b-1 fees)	None	None		None		None
Other expenses(2)	0.11%	0.10%		0.07%		0.09%
Total operating expenses(2)	0.96%	1.05%		1.02%		1.04%
Less: contractual expense reimbursement(1)	Not Applicable	Not Applicable		0.10%		0.10%
Net annual operating expenses(1)	0.96%	1.05%		0.92%		0.94%

Class IB

	Hartford Global Financial Services HLS Fund	Hartford Global Equity HLS Fund		Hartford Global Equity HLS Fund Pro-Forma(3)		Hartford Global Equity HLS Fund Pro-Forma(4)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Exchange fees	None	None		None		None
ANNUAL OPERATING EXPENSES (expenses that are deducted from the fund's assets)
Management fees	0.85%	0.95	%(1)	0.95	%(1)	0.95	%(1)
Distribution and service (12b-1 fees)	0.25%	0.25%		0.25%		0.25%
Other expenses(2)	0.11%	0.10%		0.07%		0.09%
Total operating expenses(2)	1.21%	1.30%		1.27%		1.29%
Less: contractual expense reimbursement(1)	Not Applicable	Not Applicable		0.10%		0.10%
Net annual operating expenses(1)	1.21%	1.30%		1.17%		1.19%

(1)  HL Advisors has agreed to contractually waive 0.10% of the Acquiring Fund's management fees until May 1, 2010, effective upon the completion of the Reorganizations proposed in this Prospectus.

(2)  Estimated amounts restated to reflect current fees.

(3)  Reflects the combined pro forma amounts if each of the Financial Services Reorganization, the Technology Reorganization and the Communications Reorganization are approved.

(4)  Reflects pro forma amounts if the Financial Services Reorganization is approved.

Example

This example is intended to help you compare the cost of investing in the Funds, in the Acquiring Fund (after the Financial Services Reorganization) on a pro forma basis and in the Acquiring Fund (after the Financial Services Reorganization, the Technology Reorganization and the Communications Reorganization). Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the Acquiring Fund after the Financial Services Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class IA

	1 Year	3 Years	5 Years	10 Years
Hartford Global Financial Services HLS Fund	$98	$306	$531	$1,178
Hartford Global Equity HLS Fund(1)	$107	$334	$579	$1,283
Hartford Global Equity HLS Fund Pro Forma(1)(2)	$94	$315	$554	$1,239
Combined Hartford Global Equity HLS Fund Pro Forma(1)(3)	$96	$321	$564	$1,262

Class IB

	1 Year	3 Years	5 Years	10 Years
Hartford Global Financial Services HLS Fund	$123	$384	$665	$1,466
Hartford Global Equity HLS Fund(1)	$132	$412	$713	$1,568
Hartford Global Equity HLS Fund Pro Forma(1)(2)	$119	$393	$687	$1,525
Combined Hartford Global Equity HLS Fund Pro Forma(1)(3)	$121	$399	$696	$1,548

(1)  The Acquiring Fund did not commence operations until January 31, 2008 and, accordingly, there were no expenses or net assets as of December 31, 2007. The Acquiring Fund's expenses are therefore estimated and pro forma amounts reflect the average net assets as of March 31, 2008 of the Acquiring Fund added to the average net assets of the applicable Acquired Fund as of December 31, 2007 to calculate the post-Reorganization expenses.

(2)  Reflects the combined pro forma amounts if each of the Financial Services Reorganization, the Technology Reorganization and the Communications Reorganization are approved.

(3)  Reflects pro forma amounts if the Financial Services Reorganization is approved.

Operating Expenses: Technology Reorganization

The current expenses of each Fund, estimated pro forma expenses after giving effect to the proposed Technology Reorganization and after giving effect to the Technology Reorganization and the proposed reorganizations of the Hartford Global Financial Services HLS Fund and the Hartford Global Communications HLS Fund into the Acquiring Fund (the "Financial Services Reorganization" and the "Communications Reorganization," respectively) are shown in the table below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Technology Reorganization and proposed Financial Services and Communications Reorganizations as of December 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under your variable life insurance or variable annuity contracts or by a qualified retirement plan. For information on these charges, please refer to the applicable prospectus, prospectus summary or disclosure statement of your variable insurance contracts.

Annual Fund Operating Expenses (as a percentage of each Fund's average daily net assets)

Class IA

	Hartford Global Technology HLS Fund	Hartford Global Equity HLS Fund		Hartford Global Equity HLS Fund Pro-Forma(3)		Hartford Global Equity HLS Fund Pro-Forma(4)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Exchange fees	None	None		None		None
ANNUAL OPERATING EXPENSES (expenses that are deducted from the fund's assets)
Management fees	0.85%	0.95	%(1)	0.95	%(1)	0.95	%(1)
Distribution and service (12b-1 fees)	None	None		None		None
Other expenses(2)	0.07%	0.10%		0.06%		0.07%
Total annual operating expenses(2)	0.92%	1.05%		1.01%		1.02%
Less: contractual expense reimbursement(1)	Not Applicable	Not Applicable		0.10%		0.10%
Net annual operating expenses(1)	0.92%	1.05%		0.91%		0.92%

Class IB

	Hartford Global Technology HLS Fund	Hartford Global Equity HLS Fund		Hartford Global Equity HLS Fund Pro-Forma(3)		Hartford Global Equity HLS Fund Pro-Forma(4)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Exchange fees	None	None		None		None
ANNUAL OPERATING EXPENSES (expenses that are deducted from the fund's assets)
Management fees	0.85%	0.95	%(1)	0.95	%(1)	0.95	%(1)
Distribution and service (12b-1 fees)	0.25%	0.25%		0.25%		0.25%
Other expenses(2)	0.07%	0.10%		0.06%		0.07%
Total annual operating expenses(2)	1.17%	1.30%		1.26%		1.27%
Less: contractual expense reimbursement(1)	Not Applicable	Not Applicable		0.10%		0.10%
Net annual operating expenses(1)	1.17%	1.30%		1.16%		1.17%

(1)  HL Advisors has contractually agreed to waive 0.10% of its management fees until May 1, 2010, effective upon the completion of the Reorganizations proposed in this Prospectus.

(2)  Estimated amounts restated to reflect current fees.

(3)  Reflects the combined pro forma amounts if each of the Technology Reorganization and the Communications Reorganization is approved.

(4)  Reflects the combined pro forma amounts if each of the Technology Reorganization and the Financial Services Reorganization is approved.

Example

This example is intended to help you compare the cost of investing in the Funds, in the Acquiring Fund (after the Technology Reorganization) on a pro forma basis and in the Acquiring Fund (after the Technology Reorganization, the Financial Services Reorganization and the Communications Reorganization). Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the Acquiring Fund after the Technology Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class IA

	1 Year	3 Years	5 Years	10 Years
Hartford Global Technology HLS Fund	$94	$293	$509	$1,131
Hartford Global Equity HLS Fund(1)	$107	$334	$579	$1,283
Hartford Global Equity HLS Fund Pro Forma(1)(2)	$93	$312	$548	$1,227
Combined Hartford Global Equity HLS Fund Pro Forma(1)(3)	$94	$315	$554	$1,239

Class IB

	1 Year	3 Years	5 Years	10 Years
Hartford Global Technology HLS Fund	$119	$372	$644	$1,420
Hartford Global Equity HLS Fund(1)	$132	$412	$713	$1,568
Hartford Global Equity HLS Fund Pro Forma(1)(2)	$118	$390	$682	$1,514
Combined Hartford Global Equity HLS Fund Pro Forma(1)(3)	$119	$393	$687	$1,525

(1)  The Acquiring Fund did not commence operations until January 31, 2008 and, accordingly, there were no expenses or net assets as of December 31, 2007. The Acquiring Fund's expenses are therefore estimated and pro forma amounts reflect the average net assets as of March 31, 2008 of the Acquiring Fund added to the average net assets of the applicable Acquired Fund as of December 31, 2007 to calculate the post-Reorganization expenses.

(2)  Reflects the combined pro forma amounts if each of the Technology Reorganization and the Communications Reorganization is approved.

(3)  Reflects the combined pro forma amounts if each of the Technology Reorganization and the Financial Services Reorganization is approved.

Operating Expenses: Communications Reorganization

The current expenses of each Fund, estimated pro forma expenses after giving effect to the proposed Communications Reorganization and after giving effect to the Communications Reorganization and the proposed reorganizations of the Hartford Global Financial Services HLS Fund and the Hartford Global Technology HLS Fund into the Acquiring Fund (the "Financial Services Reorganization" and the "Technology Reorganization," respectively) are shown in the table below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Communications Reorganization and proposed Financial Services and Technology Reorganizations as of December 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under your variable life insurance or variable annuity contracts or by a qualified retirement plan. For information on these charges, please refer to the applicable prospectus, prospectus summary or disclosure statement of your variable insurance contracts.

Annual Fund Operating Expenses (as a percentage of each Fund's average daily net assets)

Class IA

	Hartford Global Communications HLS Fund	Hartford Global Equity HLS Fund		Hartford Global Equity HLS Fund Pro-Forma(3)		Hartford Global Equity HLS Fund Pro-Forma(4)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Exchange fees	None	None		None		None
ANNUAL OPERATING EXPENSES (expenses that are deducted from the fund's assets)
Management fees	0.85%	0.95	%(1)	0.95	%(1)	0.95	%(1)
Distribution and service (12b-1 fees)	None	None		None		None
Other expenses(2)	0.09%	0.10%		0.06%		0.08%
Total annual operating expenses(2)	0.94%	1.05%		1.01%		1.03%
Less: contractual expense reimbursement(1)	Not Applicable	Not Applicable		0.10%		0.10%
Net annual operating expenses(1)	0.94%	1.05%		0.91%		0.93%

Class IB

	Hartford Global Communications HLS Fund	Hartford Global Equity HLS Fund		Hartford Global Equity HLS Fund Pro-Forma(3)		Hartford Global Equity HLS Fund Pro-Forma(4)
SHAREHOLDER FEES (fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Maximum deferred sales charges (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	Not Applicable	Not Applicable		Not Applicable		Not Applicable
Exchange fees	None	None		None		None
ANNUAL OPERATING EXPENSES (expenses that are deducted from the fund's assets)
Management fees	0.85%	0.95	%(1)	0.95	%(1)	0.95	%(1)
Distribution and service (12b-1 fees)	0.25%	0.25%		0.25%		0.25%
Other expenses(2)	0.09%	0.10%		0.06%		0.08%
Total annual operating expenses(2)	1.19%	1.30%		1.26%		1.28%
Less: contractual expense reimbursement(1)	Not Applicable	Not Applicable		0.10%		0.10%
Net annual operating expenses(1)	1.19%	1.30%		1.16%		1.18%

(1)  HL Advisors has contractually agreed to waive 0.10% of the Acquiring Fund's management fees until May 1, 2010, effective upon the completion of the Reorganizations proposed in this prospectus.

(2)  Estimated amounts restated to reflect current fees.

(3)  Reflects the combined pro forma amounts if each of the Communications Reorganization and Technology Reorganization is approved.

(4)  Reflects the combined pro forma amounts if each of the Communications Reorganization and the Financial Services Reorganization is approved.

Example

This example is intended to help you compare the cost of investing in the Funds, in the Acquiring Fund (after the Communications Reorganization) on a pro forma basis and in the Acquiring Fund (after the Communications Reorganization, the Financial Services Reorganization and the Technology Reorganization). Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the Acquiring Fund after the Communications Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class IA

	1 Year	3 Years	5 Years	10 Years
Hartford Global Communications HLS Fund	$96	$300	$520	$1,155
Hartford Global Equity HLS Fund(1)	$107	$334	$579	$1,283
Hartford Global Equity HLS Fund Pro Forma(1)(2)	$93	$312	$548	$1,227
Combined Hartford Global Equity HLS Fund Pro Forma(1)(3)	$95	$318	$559	$1,250

Class IB

	1 Year	3 Years	5 Years	10 Years
Hartford Global Communications HLS Fund	$121	$378	$654	$1,443
Hartford Global Equity HLS Fund(1)	$132	$412	$713	$1,568
Hartford Global Equity HLS Fund Pro Forma(1)(2)	$118	$390	$682	$1,514
Combined Hartford Global Equity HLS Fund Pro Forma(1)(3)	$120	$396	$693	$1,536

(1)  The Acquiring Fund did not commence operations until January 31, 2008 and, accordingly, there were no expenses or net assets as of December 31, 2007. The Acquiring Fund's expenses are therefore estimated and pro forma amounts reflect the average net assets as of March 31, 2008 of the Acquiring Fund added to the average net assets of the applicable Acquired Fund as of December 31, 2007 to calculate the post-Reorganization expenses.

(2)  Reflects the combined pro forma amounts if each of the Communications Reorganization and the Technology Reorganization is approved.

(3)  Reflects the combined pro forma amounts if each of the Communications Reorganization and the Financial Services Reorganization are approved.

REASONS FOR THE REORGANIZATIONS

Each Reorganization is being proposed for several reasons. Each Reorganization is being proposed as a solution to address the small asset levels and lack of growth of each Acquired Fund. Each Reorganization is anticipated to provide opportunities to realize greater economies of scale. In addition, The Hartford insurance companies no longer offer the Acquired Funds to Contract Owners making it unlikely that the Acquired Funds will increase in assets.

HL Investment Advisors, LLC ("HL Advisors"), the Funds' investment adviser, will bear all costs associated with the Reorganizations, except for brokerage fees and brokerage expenses.

Approval of each Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the applicable Acquired Fund's outstanding shares. In the event that the shareholders of an Acquired Fund do not approve the applicable Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board will determine what further action, if any, to take.

After careful consideration, the Board approved each of the Reorganization Plans. The Board recommends that you vote "FOR" the proposed Reorganization Plan applicable to you.

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND

The Investment Adviser and Sub-Adviser

HL Advisors has overall responsibility for the management of the Acquiring Fund pursuant to an advisory agreement effective on or about January 31, 2008. For such services, the Acquiring Fund pays an investment advisory fee to HL Advisors and an administrative fee to Hartford Life, monthly at the annual rate of 0.95% of the first $500 million of the Acquiring Fund's average daily net assets, 0.90% of the next $500 million average daily net assets, and 0.85% of the average daily net assets over $1 billion. HL Advisors has contractually agreed to waive 0.10% of its management fee until May 1, 2010, effective upon the completion of the Reorganizations proposed in this Prospectus. For more information about HL Advisors, see "More Information Regarding the Acquiring Fund — Investment Advisory Arrangements" below.

HL Advisors has entered into a sub-advisory agreement with Wellington Management to provide investment advisory services to the Acquiring Fund effective on or about January 31, 2008 (the "Agreement"). As of April 30, 2008, Wellington Management had approximately $565 billion in assets under management.

Pursuant to the Agreement, Wellington Management furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund, and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Company's Board and HL Advisors. For such services, HL Advisors pays Wellington Management an investment sub-advisory fee monthly at the annual rate of 0.50% of the first $250 million of the Acquiring Fund's average daily net assets, 0.45% of the next $250 million average daily net assets, 0.40% of the next $500 million and 0.35% of the average daily net assets over $1 billion.

The following individuals have responsibility for the day-to-day management of the Acquiring Fund:

Mark D. Mandel, CFA

•  Senior Vice President and Director of Global Industry Research of Wellington Management

•  Supervises and coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years

•  Joined Wellington Management as an investment professional in 1994

Cheryl M. Duckworth, CFA

•  Senior Vice President and Director of Research Portfolios of Wellington Management

•  Coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years

•  Joined Wellington Management as an investment professional in 1994

The Acquiring Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Acquiring Fund.

Principal Investment Strategies

The Acquiring Fund's sub-adviser, Wellington Management, invests at least 80% of net assets in equity securities. Currently, the Acquiring Fund is subject to a policy, due to its name "Global Equity," regarding the amount it can invest in certain types of securities ("Name Policy"). Due to the Acquiring Fund's name, the Name Policy requires that the Acquiring Fund invest 80% of its assets in equity securities. The Acquiring Fund is not permitted to change its Name Policy without notifying shareholders 60 days prior to the change.

The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

Performance of the Acquired and Acquiring Funds

The bar chart and table below indicate the risks of investing in each of the Acquired Funds. The bar charts show how the Funds' total returns have varied from year to year, while the tables show how the Funds' performance over time compares to that of a broad-based market index.

Because the Acquiring Fund has been in operation for less than one full calendar year, no performance history has been provided.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Any such additional sales charges or other fees will lower each Acquired Funds' performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Acquired Financial Services Fund — Hartford Global Financial Services HLS Fund

Class IA

YEAR-BY-YEAR RETURN
(as of 12/31 each year)

Highest and Lowest Returns

Highest Quarter			Lowest Quarter
2	nd quarter, 2003	16.68%	3	rd quarter, 2002	–20.26%

Class IB

YEAR-BY-YEAR RETURN
(as of 12/31 each year)

Highest and Lowest Returns

Highest Quarter			Lowest Quarter
2	nd quarter, 2003	16.61%	3	rd quarter, 2002	–20.31%

Average Annual Total Returns
(as of 12/31/07)

	1 Year	5 Years	Since Inception (December 27, 2000)
Class IA	–7.79%	12.48%	4.66%
Class IB	–8.02%	12.20%	4.41%
S&P 500 Index (reflects no deduction for fees or expenses)	5.49%	12.82%	3.29	%(1)
MSCI Finance ex Real Estate Index (reflects no deduction for fees or expenses)	–7.97%	15.64%	5.36	%(1)

(1)  Return is from 12/31/2000 - 12/31/2007.

Acquired Technology Fund — Hartford Global Technology HLS Fund

Class IA

YEAR-BY-YEAR RETURN
(as of 12/31 each year)

Highest and Lowest Returns

Highest Quarter			Lowest Quarter
4	th quarter, 2001	40.28%	3	rd quarter, 2001	–38.32%

Class IB

YEAR-BY-YEAR RETURN
(as of 12/31 each year)

Highest and Lowest Returns

Highest Quarter			Lowest Quarter
4	th quarter, 2001	40.22%	3	rd quarter, 2001	–38.35%

Average Annual Total Returns
(as of 12/31/05)

	1 Year	5 Years	Since Inception (May 1, 2000)
Class IA	13.86%	17.98%	–4.93%
Class IB	13.58%	17.69%	–5.14%
S&P 500 Index (reflects no deduction for fees or expenses)	5.49%	12.82%	1.84	%(1)
S&P GSTI Technology Index (reflects no deduction for fees or expenses)	16.95%	15.59%	–8.23	%(1)

(1)  Return is from 4/30/2000 - 12/31/2007.

Acquired Communications Fund — Hartford Global Communications HLS Fund

Class IA

YEAR-BY-YEAR RETURN
(as of 12/31 each year)

Highest and Lowest Returns

Highest Quarter			Lowest Quarter
4	th quarter, 2004	29.75%	2	nd quarter, 2002	–22.67%

Class IB

YEAR-BY-YEAR RETURN
(as of 12/31 each year)

Highest and Lowest Returns

Highest Quarter			Lowest Quarter
4	th quarter, 2004	29.83%	2	nd quarter, 2002	–22.63%

Average Annual Total Returns
(as of 12/31/05)

	1 Year	5 Years	Since Inception (December 27, 2000)
Class IA	23.38%	28.66%	6.92%
Class IB	23.07%	28.36%	6.67%
S&P 500 Index (reflects no deduction for fees or expenses)	5.49%	12.82%	3.29	%(1)
MSCI AC (All Country) World Free Telecommunication Services Index (reflects no deduction for fees or expenses)	28.43%	20.13%	4.56	%(1)

(1)  Return is from 12/31/2000 - 12/31/2007.

INFORMATION ABOUT THE REORGANIZATIONS

The Reorganization Plans

The Reorganization Plans provide for the transfer of all of the assets and liabilities of each of the Acquired Funds to the Acquiring Fund solely in exchange for corresponding Class IA or Class IB shares of the Acquiring Fund. The Acquired Funds will distribute the shares of the Acquiring Funds received in the exchange to their shareholders, and then the Acquired Funds will be liquidated. None of the three Reorganization Plans proposed in this proxy statement are contingent upon the approval of any other Reorganization Plan described herein.

After the Reorganizations, each shareholder of the Acquired Funds will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Funds held by that shareholder as of the close of business on the business day preceding the Closing.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Funds and transferring to those shareholders' accounts the same class shares representing such shareholders' interests previously credited to the accounts of the Acquired Funds. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Funds in connection with their receipt of shares of the Acquiring Fund in the Reorganizations.

Until the Closing, shareholders of the Acquired Funds will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Fund shares received by the shareholder in the Reorganizations.

The obligations of the Funds under the Reorganization Plans are subject to various conditions, including approval of the shareholders of the Acquired Funds. The Reorganization Plans also require that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plans. The Reorganization Plans may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganizations, see the Form of Agreement and Plan of Reorganization at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Plans.

Tax Considerations

The Reorganizations are each intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Funds, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plans. As a condition to the Closing, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganizations will qualify as tax-free reorganizations for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Expenses of the Reorganizations

HL Advisors will bear all of the expenses relating to the Reorganizations, except brokerage fees and any brokerage expenses. The costs of the Reorganizations include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Funds' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Board Considerations

The proposed Reorganizations were presented to the Board for consideration and approval at a meeting held on February 6, 2008. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) (the "Independent Directors"), of the Company determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganizations, and that the proposed Reorganizations were in the best interests of each of the Funds and its shareholders.

The Board, in recommending approval of the Reorganization Plans, considered a number of factors, including the following:

•  The Reorganizations would address low asset levels in the Acquired Funds and provide greater opportunities to realize economies of scale as assets grow.

•  Each Acquired Fund has an investment objective and share class structure that is similar in many respects to the investment objective and share class structure of the Acquiring Fund.

•  The Reorganizations will qualify as tax-free transactions within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization — Tax Considerations."

•  Each Reorganization Plan, if approved, will have the effect of maintaining expenses for shareholders of each of the Acquired Funds at current levels in the near term. Effective upon the completion of the Reorganizations, HL Advisors has contractually agreed to waive 0.10% of the Acquiring Fund's management fees until May 1, 2010, making its advisory fees at current asset levels equal to those of each of the Acquired Funds at their respective asset levels. The Acquiring Fund and the Acquired Funds are subject to fee schedules with different breakpoint levels. The Acquired Funds are subject to a fee schedule with an initial breakpoint at $250 million. The Acquiring Fund is subject to a fee schedule with an initial breakpoint of $500 million. However, the Acquired Funds are currently not offered to Contract Owners, which renders each Acquired Fund unlikely to reach asset levels that would trigger its first fee breakpoint. HL Advisors anticipates that the Reorganizations will provide shareholders of the Acquired Funds with a greater opportunity to realize economies of scale which could result in lower overall expenses in the future. However, such economies of scale may not be realized, and if assets of the Acquiring Fund after the Reorganizations do not reach the Acquiring Fund's initial breakpoint prior to the expiration of the fee waiver on May 1, 2010 and the fee waiver is not renewed, shareholders of the Acquiring Fund will be subject to a higher management fee than shareholders of the Acquired Funds pre-Reorganizations.

•  The Funds have the same investment adviser, HL Investment Advisors, LLC ("HL Advisors"), which will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management Company, LLP ("Wellington Management"), the Acquiring Fund's sub-adviser, after consummation of the Reorganizations.

•  The Acquiring Fund is more diversified than the Acquired Funds, which invest in the securities of companies located within particular industry sectors. This makes an investment in the Acquiring Fund less subject to the risk of investing in a single sector.

•  The share purchase and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquiring Fund."

A Contract Owner may transfer contract values to other investment options under his or her contract if he or she determines not the invest in the Acquiring Fund.

The Board recommends that shareholders of the Acquired Funds approve the Reorganization Plan.

Board Considerations Regarding the Approval of the Acquiring Fund's Advisory Agreements

At a meeting held on November 7, 2007, the Board of Directors (the "Board"), including each of the Independent Directors, voted to approve the investment management agreement between the Acquiring Fund and HL Advisors, and the investment sub-advisory agreement between HL Advisors and the Acquiring Fund's sub-adviser, Wellington Management (collectively, the "Agreements"). In advance of the November meeting, the Board requested, received, and reviewed written responses from HL Advisors and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials related to those questions and responses (the "Adviser Materials"). In addition, the Board's Investment Committee received in-person presentations from representatives of HL Advisors and Wellington Management regarding the Acquiring Fund and the proposed investment strategy.

The Board determined that the Agreements, including the appointment of Wellington Management as sub-adviser, were fair and reasonable and in the best interests of the Acquiring Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the Agreements.

Nature, Extent and Quality of Services

The Board considered information and data concerning the nature, extent and quality of the services to be provided to the Acquiring Fund by HL Advisors and Wellington Management. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HL Advisors' and Wellington Management's organizational structure, systems and personnel. The Board considered HL Advisors' and Wellington Management's reputation, noting Wellington Management's reputation as an equity manager and the Board's past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.

The Board also considered the representation from HL Advisors that the written compliance policies and procedures of HL Advisors and Wellington Management are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HL Advisors' representation that the addition of the Acquiring Fund would not cause material changes in the current compliance programs.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with Mark Mandel, a member of the proposed portfolio team. The Board considered Wellington Management's investment philosophy and process (and adherence to that philosophy and process), and its investment research capabilities and resources, performance record, and experience. The Board recognized that HL Advisors would be responsible for the overall management of the Acquiring Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Acquiring Fund's sub-adviser, and had recommended to the Board that Wellington Management be appointed as the sub-adviser to the Acquiring Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board's experience through past interactions with HL Advisors and Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HL Advisors and Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management and its portfolio management team. As Wellington Management did not have a performance track record with respect to an investment strategy substantially similar to the strategy of the Acquiring Fund, HL Advisors and Wellington Management presented hypothetical historical investment performance results with respect to the investment strategy that will be used to manage the proposed Fund. This information included a report showing hypothetical historical investment performance results with respect to the investment strategy versus the performance of an appropriate benchmark. HL Advisors and Wellington Management also provided additional information about the broad range of the portfolio management team's investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that while there could be no guarantee of future results, the Board was satisfied that HL Advisors and Wellington Management have the capability of providing satisfactory investment performance for the Acquiring Fund.

Costs of the Services and Profitability of HL Advisors and Wellington Management

The Board reviewed information regarding HL Advisors' and Wellington Management's costs to provide investment management and related services to the Acquiring Fund and the profitability to them from managing the Acquiring Fund. The Board considered the proposed advisory and sub-advisory fee schedules and considered information about the profitability to HL Advisors and its affiliates from all services to be provided to the Acquiring Fund and all aspects of their relationships with the Acquiring Fund. In evaluating HL Advisors' profitability, the Board considered HL Advisors' representation that the level of profitability was fair and appropriate based on the nature and quality of the services provided to shareholders. The Board also noted that the future profitability of the Acquiring Fund to HL Advisors and Wellington Management would depend on the growth of assets under management. The Board concluded that the profits anticipated to be realized by HL Advisors, its affiliates and Wellington Management from their relationships with the Acquiring Fund would not be excessive.

Comparison of Fees and Services Provided by HL Advisors and Wellington Management

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors and its affiliates and the sub-advisory fee that HL Advisors would pay Wellington Management. In this regard, the Board received information from HL Advisors and Wellington Management relating to the management fees, sub-advisory fees, and total operating expenses for the Acquiring Fund. The Board also reviewed information comparing the Fund's management fees and total operating expenses to those of a peer universe of funds identified by Lipper Inc., an independent provider of investment company data ("Lipper"), as being in the global core variable insurance category. In considering the reasonableness of the Acquiring Fund's fees and total expense ratios, the Board considered that according to the information provided by Lipper, the proposed management fee for the Fund is slightly above the Lipper average, but below median fees for its peer group from the $100 million to $500 million asset levels. Based on these considerations, the Board concluded that the Acquiring Fund's management fee and sub-advisory fee, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Acquiring Fund grows and whether fee levels reflect these economies of scale for the benefit of Acquiring Fund investors. The Board reviewed the breakpoints in HL Advisors' management fee schedule. The Board considered HL Advisors' representations that the Acquiring Fund could be expected to achieve some economies of scale and that certain costs incurred would decline as assets in the Acquiring Fund grow. The Board also considered the breakpoints in the Acquiring Fund's sub-advisory fee schedule and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Acquiring Fund's peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Acquiring Fund's investors.

Other Benefits

The Board considered other benefits to HL Advisors and Wellington Management from their relationships with the Acquiring Fund. The Board also considered information in the Adviser Materials about HL Advisors' affiliates that will provide services to the Acquiring Fund and their anticipated benefits from their relationships with the Acquiring Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Acquiring Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

Each Fund is a series of the Company, a Maryland corporation registered as an open-end management investment company. The Company is governed by the Board, which currently consists of ten (10) trustees, seven (7) of whom are not "interested persons" (as defined in the Investment Company Act of 1940).

Dividends and Other Distributions

Dividends and distributions may be declared by each Fund's Board of Directors from time to time. The current policy for the Funds is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Such dividends and distributions are automatically invested in additional full or fractional shares at the net asset value on the reinvestment date.

Disclosure of Portfolio Holdings

The Funds will disclose their complete month-end portfolio holdings on the Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Funds also will disclose on the Funds' website no earlier than 15 days after the end of each month each Fund's largest ten holdings. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

Capitalization of the Funds

The following table shows on an unaudited basis the capitalization of each Fund and on a pro forma basis, each as of March 31, 2008, after giving effect to each Reorganization individually and all three Reorganizations.

	Net Assets (thousands)	Net Asset Value Per Share	Shares Outstanding (thousands)
Hartford Global Equity HLS Fund — Acquiring Fund — Class IA	$18,465	$9.72	1,900
Hartford Global Equity HLS Fund — Acquiring Fund — Class IB	$972	$9.72	100
Hartford Global Financial Services HLS Fund — Class IA	$13,314	$8.54	1,560
Hartford Global Financial Services HLS Fund — Class IB	$9,697	$8.50	1,141
Hartford Global Technology HLS Fund — Acquired Fund — Class IA	$88,494	$5.85	15,137
Hartford Global Technology HLS Fund — Acquired Fund — Class IB	$34,836	$5.76	6,061
Hartford Global Communications HLS Fund — Acquired Fund — Class IA	$11,802	$8.38	1,409
Hartford Global Communications HLS Fund — Acquired Fund — Class IB	$12,370	$8.33	1,485
Hartford Global Equity HLS Fund — Pro Forma — Acquiring Fund including Hartford Global Financial Services HLS Fund(1) — Class IA	$31,779	$9.72	3,270
Hartford Global Equity HLS Fund — Pro Forma — Acquiring Fund including Hartford Global Financial Services HLS Fund(1) — Class IB	$10,669	$9.72	1,097

	Net Assets (thousands)	Net Asset Value Per Share	Shares Outstanding (thousands)
Hartford Global Equity HLS Fund — Pro Forma — Acquiring Fund including Hartford Global Technology HLS Fund(2) — Class IA	$106,959	$9.72	11,004
Hartford Global Equity HLS Fund — Pro Forma — Acquiring Fund including Hartford Global Technology HLS Fund(2) — Class IB	$35,808	$9.72	3,684
Hartford Global Equity HLS Fund — Pro Forma — Acquiring Fund including Hartford Global Communications HLS Fund(3) — Class IA	$30,267	$9.72	3,114
Hartford Global Equity HLS Fund — Pro Forma — Acquiring Fund including Hartford Global Communications HLS Fund(3) — Class IB	$13,342	$9.72	1,373
Combined Hartford Global Equity HLS Fund — Acquiring Fund including Hartford Global Financial Services HLS Fund, Hartford Global Technology HLS Fund and Hartford Global Communications HLS Fund(5) — Class IA	$132,075	$9.72	13,588
Combined Hartford Global Equity HLS Fund — Acquiring Fund including Hartford Global Financial Services HLS Fund, Hartford Global Technology HLS Fund and Hartford Global Communications HLS Fund(5) — Class IB	$57,875	$9.72	5,954

(1)  Reflects pro forma amounts if the Financial Services Reorganization is approved.

(2)  Reflects pro forma amounts if the Technology Reorganization is approved.

(3)  Reflects pro forma amounts if the Communications Reorganization is approved.

(4)  The net assets of each of the Acquired Funds will be converted to shares based on the Acquiring Fund's net asset value per share.

(5)  Reflects pro forma amounts if the Financial Services Reorganization, the Technology Reorganization and the Communications Reorganization are approved.

GENERAL INFORMATION

Investment Adviser, Administrator, Transfer Agent, and Principal Underwriter

HL Advisors, the Funds' investment adviser, is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Life Insurance Company ("Hartford Life") is the Acquired and Acquiring Funds' administrator, Hartford Investor Services Company ("HISC") is the Acquired and Acquiring Funds' transfer and dividend disbursing agent, and Hartford Securities Distribution Company ("HSD") is the Acquired and Acquiring Funds' principal underwriter. HISC has entered into an agreement with Hartford Administrative Services Company ("HASCO"), whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the Funds by qualified retirement plans. Hartford Life, HISC, HSD, and HASCO are located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. HL Advisors, Hartford Life, HISC, HSD, and HASCO are affiliates of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut corporation.

Other Business

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Shareholder Reports

Shareholders can find important information about the Funds in the Company's annual report dated December 31, 2007 which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds at Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, Connecticut 06102-5085, by calling the Funds at 1-800-862-6668, or by logging on to www.hartfordinvestor.com.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about June 26, 2008, but proxies may also be solicited from a representative of The Hartford or from the proxy solicitor, Broadridge. The estimated costs of retaining Broadridge is approximately $19,470. If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy or voting instructions are solicited by Broadridge, the Broadridge representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the main. If the Contract Owner or shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Broadridge, then the Broadridge representative will explain the proxy voting process, read the Reorganization Plan listed on the proxy care, and ask for the Contract Owner's or shareholder's instructions regarding the Reorganization Plans on which they are eligible to vote. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Broadridge representative will record the Contract Owner's or shareholder's instructions on the proxy card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram confirming his or her vote and asking the Contract Owner or shareholder to call the Broadridge representative immediately if his or her instructions are not correctly reflected in the confirmation.

The cost of the Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by HL Advisors.

Vote Required

Approval of each of the Reorganization Plans requires the affirmative vote of a "majority of the outstanding voting securities" of each Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

Shareholder Proposals

As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of the Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Beneficial Owners

As of April 30, 2008, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Fund's shares. As of April 30, 2008, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Fund, except as listed in Appendix C.

As of April 30, 2008, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company's investment adviser or principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter (not including registered investment companies).

Information about the Funds

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

To ensure the presence of a quorum at the meeting, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

  Edward P. Macdonald
  Secretary
  Hartford Series Fund, Inc.

June 16, 2008
P.O. Box 2999
Hartford, Connecticut 06104-2999

MORE INFORMATION REGARDING THE FUNDS

The following information applies to the Acquired and Acquiring Funds.

Investment Advisory Arrangements

The assets of the Funds are managed by HL Advisors, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds. All such advisers to the Funds are supervised by the Board. You can find additional information about the Company's Directors and officers in the Statement of Additional Information of the Company, dated May 1, 2008. HL Advisors hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including Wellington Management. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the Funds. For these services, HL Advisors is paid an advisory fee. This fee is calculated on the average daily net assets of each Fund, and is paid at the rates previously shown in this Proxy Statement/Prospectus.

HL Advisors is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc., a Connecticut financial services company.

HL Advisors and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled "Other Distribution or Service Arrangements" in this section of this Proxy Statement/Prospectus.

The Company may rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with the approval of the Board and without obtaining approval from those shareholders and Contract Owners that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders and Contract Owners will receive information about the new sub-advisory relationship.

Purchase and Redemption of Shares

Hartford HLS Funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates (the "Accounts") as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, "variable contracts") issued through the Accounts. The Hartford HLS Funds may also offer their shares to certain qualified retirement plans (the "Plans").

Each Hartford HLS Fund offers two classes of shares: Class IA shares and Class IB shares. For each Hartford HLS Fund, the two classes of shares represent an investment in the same Hartford HLS Fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Hartford HLS Funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Hartford HLS Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA and Class IB shares of the Hartford HLS Funds at net asset value without sales or redemption charges.

For each day on which a Hartford HLS Fund's net asset value is calculated, the Accounts transmit to the Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Hartford HLS Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the Hartford HLS Funds have the right to pay the redemption price of shares of the Hartford HLS Funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Hartford HLS Funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Hartford HLS Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular Hartford HLS Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Hartford HLS Fund. To the extent that such classes of investors are invested in the same Hartford HLS Fund when a conflict of interest arises that might involve the Hartford HLS Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each Hartford HLS Fund's Board of Directors will monitor each Hartford HLS Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each Hartford HLS Fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each Hartford HLS Fund is determined by dividing the value of that Hartford HLS Fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for Money Market HLS Fund, the Hartford HLS Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Hartford HLS Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Hartford HLS Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a Hartford HLS Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. With respect to the valuation of securities principally traded on foreign markets, each Hartford HLS Fund uses a fair value pricing service approved by that Hartford HLS Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Hartford HLS Funds. Because the NAV of each Hartford HLS Fund's shares is determined only on business days of the Hartford HLS Funds, the value of the portfolio securities of a Hartford HLS Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Hartford HLS Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Hartford HLS Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Hartford HLS Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Hartford HLS Fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a Hartford HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that Hartford HLS Fund's Board of Directors. Short-term securities held in Money Market HLS Fund are valued at amortized cost, which approximates market value. All other Hartford HLS Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Taxes

For federal income tax purposes, each Hartford HLS Fund is treated as a separate taxpayer. Each Hartford HLS Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a Hartford HLS Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each Hartford HLS Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a Hartford HLS Fund are not subject to federal income tax on Hartford HLS Fund earnings and distributions or on gains realized upon the sale or redemption of Hartford HLS Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

Frequent Purchases and Redemptions of Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Frequent purchases and redemptions of a Hartford HLS Fund by a Hartford HLS Fund's shareholder can disrupt the management of the Hartford HLS Fund, negatively affect the Hartford HLS Fund's performance, and increase expenses for all Hartford HLS Fund shareholders. In particular, frequent trading can (i) cause a Hartford HLS Fund's portfolio manager to hold larger cash positions than desired instead of fully investing the Hartford HLS Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Hartford HLS Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Hartford HLS Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute a Hartford HLS Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are available for investment, directly or indirectly, through a variety of means, through variable contracts issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. While some individual investors participate through Qualified Plans, the majority of investors invest through variable contract separate accounts maintained by Hartford Life which in turn invest in the Hartford HLS Funds. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. Older versions of individual variable annuity contracts and certain group annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the Hartford HLS Funds. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Hartford HLS Fund shares by Hartford HLS Fund shareholders. The Hartford HLS Funds' policy is to discourage investors from trading in a Hartford HLS Fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Hartford HLS Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of Hartford HLS Fund shares to the extent practicable. In addition, it is the Hartford HLS Funds' policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund and for Hartford Life to review and respond to such reports. The Hartford HLS Funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management due to, for example, the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life's procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

In addition to the variable contracts described above, certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts. The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through qualified plan omnibus accounts directly in the Hartford HLS Funds (the "Policy"). With respect to investors who invest directly in the Hartford HLS Funds through qualified plans omnibus accounts, it is the Policy of the Hartford HLS Funds to permit only two "substantive round trips" by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds' sub-transfer agent, in the reasonable exercise of its discretion. When an additional transaction request for the Hartford HLS Fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy. In addition, the Money Market HLS Fund is excluded from this policy.

In the case of actual or suspected excessive trading through qualified plan omnibus accounts maintained by financial intermediaries, the Hartford HLS Funds' sub-transfer agent, Hartford Administrative Services Company ("HASCO") shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds' procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the Hartford HLS Funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

During calendar year 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds will be better able to apply their frequent trading policies to omnibus accounts.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in Hartford HLS Fund shares resulting from the manner in which the NAV of the Hartford HLS Funds' shares is determined each day. Frequent trading in Hartford HLS Fund shares can dilute the value of long-term shareholders' interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in Hartford HLS Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Hartford HLS Funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the Hartford HLS Funds' defenses against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

Investment Policy Changes

Hartford Global Equity HLS Fund, the Acquiring Fund, invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in equity securities, as indicated in this Proxy Statement/Prospectus.

Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Company's Board without shareholder approval. To the extent authorized by law, the Company and each of the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

No financial highlight information is available for Global Equity HLS Fund because Global Equity HLS Fund commenced operations on January 31, 2008.

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Reorganization

Appendix B: Explanation of Strategies and Risks

Appendix C: Beneficial Owners

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APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this _____ day of _______, 2008, by Hartford Series Fund, Inc., a Maryland corporation ("Company"), with its principal place of business at 200 Hopmeadow Street, Simsbury, Connecticut 06089, on behalf of Hartford Global Equity HLS Fund ("Acquiring Fund"), a separate series of the Company, and [Hartford Global Financial Services HLS Fund/Hartford Global Technology HLS Fund/Hartford Global Communications HLS Fund] ("Acquired Fund"), also a separate series of the Company.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of Class IA and Class IB shares the Acquiring Fund ("Acquiring Fund Shares") corresponding to the class of outstanding shares of common stock of the Acquired Fund ("Acquired Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of the Company, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1.  Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class IA and Class IB Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein ("Closing Date").

1.2.  The property and assets of the Company attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.  The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.  Immediately following the actions contemplated by paragraph 1.1 herein, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein ("Acquired Fund Shareholders"), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class IA and Class IB Acquiring Fund Shares to be so credited to the Class IA and Class IB Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class IA and Class IB Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class IA and Class IB Acquiring Fund Shares in connection with the Reorganization.

1.5.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3 herein.

1.6.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  Valuation

2.1.  The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company's Board of Directors.

2.2.  The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Directors.

2.3.  The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4.  All computations of value shall be made by Hartford Life Insurance Company, in its capacity as Fund Accountant for the Company, and shall be subject to confirmation by the Company's Treasurer.

3.  Closing and Closing Date

3.1.  The Closing Date shall be ____________, 2008, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company.

3.2.  The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver to the Companies at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.  The Company shall direct Hartford Investor Services Company, LLC, in its capacity as transfer agent for the Company ("Transfer Agent"), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Secretary of the Company shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  Representations and Warranties

4.1.  Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation, as amended from time to time ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

(b)  The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class IA and Class IB Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the

1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Valuation Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Company, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company's knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2007 have been audited by Ernst & Young LLP, public accounting firm, who issued an unqualified opinion thereon;

(j)  Since December 31, 2007, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Company, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)  The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(o)  The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)  The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.  Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation, as amended from time to time ("Charter") to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class IA and Class IB Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

(g)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2007 have been audited by Ernst & Young LLP, public accounting firm, who issued an unqualified opinion thereon;

(h)  Since December 31, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund's investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Company no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)  For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

(k)  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)  The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m)  The Class IA and Class IB Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(n)  The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o)  The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.  The Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.  The Acquired Fund covenants that the Class IA and Class IB Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.  The Company, on behalf of the Acquired Fund, will prepare and file a Proxy Statement (referred to in paragraph 4.1(o) herein) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement

5.6.  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7.  The Company, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Company, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of the Company, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.8.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.  All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.  The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Company's President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.  The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.  The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;

7.3.  The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.  The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.  The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this agreement:

8.1.  The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Companies may not waive the conditions set forth in this paragraph 8.1;

8.2.  On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Companies to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.  The Company shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9.  Indemnification

9.1.  The Company, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.  The Company, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.  Brokerage Fees and Expenses

10.1.  The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.  The expenses relating to the proposed Reorganization will be borne solely by HL Investment Advisors, LLC. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  Entire Agreement; Survival of Warranties

11.1.  The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 herein, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.

14.  Headings; Governing Law; Assignment; Limitation of Liability

14.1.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.3.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

Hartford Series Fund, Inc.,
on Behalf of its Series,
Hartford Global Equity HLS Fund

By:

Name:

Title:

Hartford Series Fund, Inc.,
on Behalf of its Series,
[Hartford Global Financial
Services HLS Fund/Hartford Global
Technology HLS Fund/Hartford
Global Communications HLS Fund]

By:

Name:

Title:

With Respect to Paragraph 10.2 of This Agreement,
Accepted and Acknowledged by:

HL INVESTMENT ADVISORS, LLC

By:

Name:

Title:

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APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each Fund's performance. There is no assurance that a Fund will achieve its investment goal (investment objective), and investors should not consider any one Fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). Each Fund may invest in equity securities as part of its principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Use of Money Market Investments for Temporary Defensive Purposes

From time to time, as part of its principal investment strategy, each Fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a Fund is in a defensive position, the Fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

Use of Options, Futures and Other Derivatives

Each Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a Fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a Fund to earn returns that are similar to those which would be earned by direct investments in those securities or instrument.

These techniques are also used to seek to manage risk by hedging a Fund's portfolio investments. Hedging techniques may not always be available to the Funds, and it may not always be feasible for a Fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a Fund or increase volatility in a Fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

Foreign Investments

Each Fund may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Emerging Markets

Communications HLS Fund and Global Equity HLS Fund may invest in emerging markets as part of their principal investment strategy. Each other Fund may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The Funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

Small Capitalization Companies

The Funds may invest in securities of small capitalization companies as part of their principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

Other Investment Companies

Each Fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Risks of Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund's portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Fund's net assets the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a Fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV.

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APPENDIX C: BENEFICIAL OWNERS

The name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of either party to any of the Reorganizations as of April 30, 2008 are set forth below:

Hartford Global Communications HLS Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
IA	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	589,657.85	42%
IA	Hartford Life & Annuity Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	807,181.31	58%
IB	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	618,168.56	43%
IB	Hartford Life & Annuity Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	824,105.07	57%

Hartford Global Financial Services HLS Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
IA	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	703,775.66	46%
IA	Hartford Life & Annuity Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	838,539.43	54%
IB	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	248,272.02	22%
IB	Hartford Life & Annuity Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	873,810.24	78%

Hartford Global Technology HLS Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
IA	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	6,954,171.36	47%
IA	Hartford Life & Annuity Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	4,079,339.45	28%
IA	Hollowport & Company The Hartford Investment and Savings Plan 401K 105 Rosemont Road Westwood, MA 02090-2318	3,629,654.92	25%
IB	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	2,464,963.46	41%

C-1

Hartford Global Technology HLS Fund (Continued)

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
IB	Hartford Life & Annuity Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	2,875,840.95	48%
IB	Fidelity Investment Employee Benefit Plans 100 Magellan Way Covington, KY 41015-1987	584,763.85	10%

Hartford Global Equity HLS Fund

Class of Shares	Beneficial or Record Owner of Securities and Address	Shares Owned	% Owned
IA	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	1,900,001.00	100%
IB	Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, CT 06089	100,001.00	100%

C-2

PART B

Hartford Series Fund, Inc.
P.O. Box 2999
Hartford, Connecticut 06104-2999

Statement of Additional Information
June 16, 2008

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

Hartford Global Financial Services HLS Fund Hartford Global Technology HLS Fund Hartford Global Communications HLS Fund	Hartford Global Equity HLS Fund Hartford Global Equity HLS Fund Hartford Global Equity HLS Fund

This Statement of Additional Information is available to the shareholders of Hartford Global Financial Services HLS Fund, Hartford Global Technology HLS Fund and Hartford Global Communications HLS Fund (together, the "Acquired Funds") in connection with three proposed transactions whereby all of the assets and liabilities of each of the Acquired Funds will be transferred to Hartford Global Equity HLS Fund in exchange for shares of Hartford Global Equity HLS Fund.

This Statement of Additional Information of Hartford Global Equity HLS Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.  The Statement of Additional Information for Hartford Series Fund, Inc. (the "Company") dated May 1, 2008 (File No. 811-08629); and

2.  The Financial Statements of Hartford Global Financial Services HLS Fund, Hartford Global Technology HLS Fund and Hartford Global Communications HLS Fund as included in the Company's Annual Report filed for the year ended December 31, 2007 (File No. 811-08629).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated June 16, 2008 relating to the transaction may be obtained, without charge, by writing to Hartford Series Fund, Inc., P.O. Box 2999, Hartford, Connecticut 06104-2999 or calling 1-800-862-6668. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Part B-1

Shown below are financial statements for the Hartford Global Financial Services HLS Fund ("Acquired Financial Services Fund"), the Hartford Global Technology HLS Fund ("Acquired Technology Fund"), the Hartford Global Communications HLS Fund ("Acquired Communications Fund") and the Hartford Global Equity HLS Fund ("Acquiring Fund") and the Pro Forma Financial Statements for the combined Hartford Global Equity HLS Fund (the "Combined Fund"), assuming these Reorganizations are consummated, as of March 31, 2008. The first table presents the Schedule of Investments for each Fund and estimated Pro Forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated Pro Forma figures for the Combined Fund. The third table presents Statements of Operations for each Fund and estimated Pro Forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

Hartford Global Equity HLS Fund (Acquiring Fund)
Proforma
Combined Schedule of Investments
March 31, 2008 (Unaudited)
(000's Omitted)

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
Common Stock 96.0%
Argentina 0.1%
Telecom de Argentina ADR	—	$6	13	$275					13	$281	(B)
Australia 0.4%
BHP Billiton Ltd. ADR	1	46							1	46
Cockatoo Ridge Wines	5	—							5	—	(A)
Rio Tinto Ltd.	1	113							1	113	(A)
Westfield Group	—	5							—	5	(A)
Westpac Banking Corp.	4	95			21	$467			25	562	(A)
Woodside Petroleum Ltd.	—	21							—	21	(A)
Zinifex Ltd.	4	34							4	34	(A)
		314				467				781
Austria 0.1%
OMV AG	2	121							2	121	(A)
Belgium 0.1%
Groupe Bruxelles Lambert S.A.	—	17							—	17	(A)
UCB S.A.	2	61							2	61	(A)
Umicore	1	39							1	39	(A)
		117								117
Brazil 1.2%
Amil Participacoes S.A.	—	3							—	3	(B)
Banco Itau Holding Financeira S.A.	2	48							2	48
Bolsa De Mercadorias e Futuros	3	23							3	23
Bovespa Holding S.A.	2	20							2	20
Brasil Brokers Participacoes	—	31							—	31	(B)
Brasil Telecom S.A. ADR	1	29	38	1,249					39	1,278	(D)
Companhia Vale do Rio Doce ADR	12	402							12	402
Dufry South America Ltd.	1	12							1	12	(B)
Marisa S.A.	4	11							4	11	(B)
Petroleo Brasileiro S.A. ADR	1	51							1	51
Profarma Distribuidora	—	3							—	3
Tele Norte Leste Participacoes S.A. ADR	—	11	18	473					18	484
		644		1,722						2,366
British Virgin Islands 0.0%
UTI Worldwide, Inc.	1	24							1	24
Canada 5.4%
Agrium, Inc.	3	186							3	186
Bank of Montreal	3	139			22	998			25	1,137
Bank of Nova Scotia	1	59			18	826			19	885
Brookfield Asset Management, Inc.	—	3							—	3

Part B-2

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
Canada (Continued)
Cameco Corp.	1	$46							1	$46
Canadian Imperial Bank of Commerce	1	32			7	$457			8	489
Canadian Natural Resources Ltd. ADR	2	143							2	143
Canadian Oil SandsTrust	1	28							1	28
Canadian Western Bank	1	35			18	461			19	496
EnCana Corp.	—	30							—	30
First National Financial, Inc.	2	27			29	361			31	388
Gluskin Sheff Associates, Inc.					5	99			5	99
Husky Energy, Inc.	2	90							2	90
MDC Partners, Inc.	—	3							—	3	(B)
Petro-Canada	—	18							—	18
Potash Corp. of Saskatchewan, Inc.	1	124							1	124
Research In Motion Ltd.	—	52					44	$4,905	44	4,957	(B)
Suncor Energy, Inc.	—	29							—	29
Talisman Energy, Inc.	4	73							4	73
Teck Cominco Ltd. Class B	1	25							1	25
Telus Corp.	—	4	5	$222					5	226
The Toronto-Dominion Bank	1	90			12	727			13	817
		1,236		222		3,929		4,905		10,292
China 0.8%
Airmedia Group, Inc.	—	5							—	5	(B)
Bank of China Ltd.	139	60			938	404			1,077	464	(A)
China Dongxiang Group Co.	26	14							26	14	(A)(B)
Focus Media Holding Ltd. ADR	2	56							2	56	(B)
Foxconn International Holdings Ltd.	6	8					670	910	676	918	(A)(B)
Golden Eagle Retail Group Ltd.	17	14							17	14	(A)
Parkson Retail Group Ltd.	1	11							1	11	(A)
People's Food Holdings	18	14							18	14	(A)
Tingyi Holding Corp.	12	15							12	15	(A)
Yantai North Andre	30	3							30	3	(A)
		200				404		910		1,514
Denmark 0.0%
H. Lundbeck A/S	—	10							—	10	(A)
Egypt 0.7%
Mobinil-Egyptian Mobile Service	—	7	8	284					8	291
Orascom Hotels & Development	2	32							2	32	(B)
Orascom Telecom Holding SAE GDR	1	68	13	857					14	925
		107		1,141						1,248
Finland 0.5%
Nokia Corp.	—	10					29	910	29	920
Nokia Oyj	1	45							1	45	(A)
		55						910		965
France 1.9%
Accor S.A.	—	3							—	3	(A)
Alstom	—	16							—	16	(A)
AXA S.A.	4	132			20	739			24	871	(A)
Carrefour S.A.	1	68							1	68	(A)
Compagnie Generale de Geophysique-Veritas	—	25							—	25	(A)(B)
Electricite de France	—	9							—	9	(A)
France Telecom S.A.	2	68	43	1,453					45	1,521	(A)

Part B-3

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
France (Continued)
Gaz de France	—	$11							—	$11	(A)
Ipsen	—	20							—	20	(A)
Neuf Cegtel	—	9	7	$371					7	380	(A)
Pernod-Ricard	—	21							—	21	(A)
Peugeot S.A.	1	83							1	83	(A)
Pinault-Printemps- Redoute S.A.	—	72							—	72	(A)
Rhodia SA	4	87							4	87	(A)(B)
Safran S.A.	3	71							3	71	(A)
Sanofi-Aventis S.A.	1	50							1	50	(A)
Sanofi-Aventis S.A. ADR	2	64							2	64
Suez S.A.	1	42							1	42	(A)
Total S.A. ADR	1	59							1	59
Unibail	—	92							—	92	(A)
Vivendi S.A.	—	9							—	9	(A)
		1,011		1,824		$739				3,574
Germany 1.2%
Adidas-Salomon AG	—	17							—	17	(A)
BASF AG	—	35							—	35	(A)
Beiersdorf AG	—	40							—	40	(A)
Commerzbank AG	1	45							1	45	(A)
Deutsche Boerse AG	—	52							—	52	(A)
Deutsche Postbank AG	1	68							1	68	(A)
Deutsche Telekom AG	1	12	45	746					46	758	(A)
E.On AG	1	241							1	241	(A)
Fresenius Medical Care AG ADR	—	19							—	19
Henkel KGaA Vorzug	—	22							—	22	(A)
Hochtief AG	1	47							1	47	(A)
Metro AG	—	7							—	7	(A)
Muenchener Rueckversicherungs- Gesellschaft AG	—	52			4	714			4	766	(A)
Patrizia Immobilien AG	—	1							—	1	(A)
Salzgitter AG	—	35							—	35	(A)
Siemens AG	1	155							1	155	(A)
		848		746		714				2,308
Greece 0.0%
C Rokas S.A.	—	7							—	7	(A)(B)
Piraeus Bank S.A.	1	20							1	20	(A)
		27								27
Hong Kong 0.7%
Alibaba.com Ltd.							20	$42	20	42	(B)
Asm Pacific Technology	1	10					161	1,167	162	1,177	(A)
China Foods Ltd	60	34							60	34	(A)
China Mobile Ltd.	1	13							1	13	(A)
China Overseas Land & Investment Ltd.	20	37							20	37	(A)
Greentown China Holdings	1	1							1	1	(A)
Hong Kong Exchanges & Clearing Ltd.	2	35							2	35	(A)
Peace Mark Holdings Ltd.	13	12							13	12	(A)
Shangri-La Asia Ltd.	6	16							6	16	(A)
Shenzhen Iinternational Holdings	8	1							8	1	(A)
		159						1,209		1,368
India 0.0%
HDFC Bank Ltd. ADR	—	20							—	20

Part B-4

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
Indonesia 0.4%
P.T. Telekomunikasi Indonesia ADR	1	$46	17	$696					18	$742	(D)
Ireland 0.0%
Elan Corp. plc ADR	2	51							2	51	(B)
Israel 0.6%
Cellcom Israel Ltd.	—	6	9	270					9	276
Partner Communications Co., Ltd. ADR	1	17	33	741					34	758
Teva Pharmaceutical Industries Ltd. ADR	1	43							1	43
		66		1,011						1,077
Italy 1.5%
Enel S.p.A.	3	35							3	35	(A)
Eni S.p.A.	1	34							1	34
Intesa Sanpaolo	13	92			107	$752			120	844	(A)
Telecom Italia S.p.A.	8	13	490	810					498	823	(A)
Unicredit S.P.A.	19	126			157	1,053			176	1,179	(A)
		300		810		1,805				2,915
Japan 0.6%
Aoyama Trading Co., Ltd.	—	7							—	7	(A)
Astellas Pharma, Inc.	2	86							2	86	(A)
Canon, Inc.	1	28							1	28	(A)
Daiichi Sankyo Co., Ltd.	2	71							2	71	(A)
Eisai Co., Ltd.	4	138							4	138	(A)
Fast Retailing Co., Ltd.	—	9							—	9	(A)
Hino Motors Ltd.	5	33							5	33	(A)
Honda Motor Co., Ltd.	4	113							4	113	(A)
Iino Kaiun Kaisha Ltd.	—	2							—	2	(A)
Japan Airport Terminal	—	2							—	2	(A)
Japan Petroleum Exploration Co., Ltd.	—	13							—	13	(A)
Japan Tobacco, Inc.	—	395							—	395	(A)
Konica Minolta Holdings, Inc.	2	21							2	21	(A)
Mitsubishi Estate Co., Ltd.	4	98							4	98	(A)
Mitsui & Co., Ltd.	3	62							3	62	(A)
Mitsui Fudosan Co., Ltd.	1	20							1	20	(A)
NTT Urban Development Corp.	—	1							—	1	(A)
Ryohin Keikaku Co., Ltd.	—	14							—	14	(A)
Shionogi & Co., Ltd.	3	52							3	52	(A)
Sky Perfect Jsat	—	4							—	4	(A)
Tokyo Gas Co., Ltd.	7	29							7	29	(A)
Yaskawa Electric Corp.	—	3							—	3	(A)
		1,201								1,201
Luxembourg 0.8%
Gagfah S.A.	—	2							—	2	(A)
Millicom International Cellular S.A.	—	38	15	1,456					15	1,494	(B)
		40		1,456						1,496
Malaysia 0.0%
YTL Power International Bhd	39	30							39	30	(A)
Mexico 0.0%
America Movil S.A.B de C.V. ADR	—	5							—	5
Wal-Mart de Mexico	3	10							3	10
		15								15
Netherlands 2.6%
Aegon N.V.	4	61			44	645			48	706	(A)
ASML Holding N.V.	2	43				98		$2,424	100	2,467	(A)
ING Groep N.V.	4	150			29	1,067			33	1,217	(A)
Spazio Investment N.V.	—	1							—	1

Part B-5

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
Netherlands (Continued)
Unilever N.V. CVA	9	$287							9	$287	(A)
		542				$1,712		$2,424		4,678
Norway 1.0%
Seadrill Ltd.	1	30							1	30	(A)
Sparebanken Midt-Norge	2	19			26	257			28	276	(A)
StatoilHydro ASA-ADR	1	27							1	27
Telenor ASA	3	50	79	$1,518					82	1,568	(A)
		126		1,518		257				1,901
Philippines 0.0%
First Phil Holdings	5	4							5	4	(A)
PNOC Energy Development	41	6							41	6	(A)
		10								10
Russia 1.8%
AFK Sistema GDR	1	19	26	819					27	838
Lukoil ADR	1	103							1	103
Mobile Telesystems OJSC ADR	1	106	11	842					12	948
OAO Gazprom ADR	3	176							3	176
Uralkali	1	34							1	34	(B)
Vimpel-Communications ADR	1	33	44	1,321					45	1,354
		471		2,982						3,453
Singapore 0.3%
Banyan Tree Holdings Ltd.	21	21							21	21	(A)
DBS Group Holdings Ltd.	3	40			43	566			46	606	(A)
		61				566				627
South Africa 0.9%
African Bank Investments Ltd.	17	56			188	619			205	675	(A)
MTN Group Ltd.	4	57	70	1,067					74	1,124	(A)
		113		1,067		619				1,799
South Korea 1.6%
LG Electronics, Inc.							24	3,061	24	3,061	(A)(B)
Spain 1.3%
Banco Bilbao Vizcaya Argentaria S.A.	2	52							2	52	(A)
Iberdrola Renovables	5	33							5	33	(B)
Laboratorios Almiral S.A.	1	11							1	11	(A)(B)
Repsol-YPF S.A. ADR	1	24							1	24
Telefonica S.A.	1	21							1	21	(A)
Telefonica S.A. ADR	1	58	27	2,319					28	2,377	(D)
		199		2,319						2,518
Sweden 0.1%
Atlas Copco AB	1	10							1	10	(A)
Hennes & Mauritz AB	1	33							1	33	(A)
Modern Times Group	—	5							—	5	(A)
Swedish Match AB	7	162							7	162	(A)
Volvo AB	1	18							1	18	(A)
		228								228
Switzerland 2.3%
Credit Suisse Group	1	40							1	40	(A)
Dufry Group	—	24							—	24
Julius Baer Holding Ltd.	2	183			22	1,606			24	1,789	(A)
Nestle S.A.	1	291							1	291	(A)
Paris RE Holdings Ltd.	1	20			11	269			12	289	(B)
Swiss Life Holding	—	40			1	333			1	373	(A)
Syngenta AG	—	37							—	37	(A)
Synthes, Inc.	—	25							—	25	(A)
Temenos Group AG	—	12					49	1,277	49	1,289	(A)(B)
UBS AG	1	26							1	26	(A)
		698				2,208		1,277		4,183

Part B-6

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
Taiwan 2.4%
Hon Hai Precision Industry Co., Ltd.	9	$97							9	$97	(C)
Hon Hai Precision Industry Co., Ltd.							775	$4,461	775	4,461	(A)
		97						4,461		4,558
Turkey 0.6%
Turkcell Iletisim Hizmetleri ADR	4	90	51	$1,067					55	1,157	(D)
United Kingdom 1.7%
Aberdeen Asset Management plc	12	33			161	$442			173	475	(A)
AstraZeneca plc	1	34							1	34	(A)
AstraZeneca plc ADR	2	89							2	89
BG Group plc	2	53							2	53	(A)
BP plc ADR	1	36							1	36
British Land Co. plc	1	9							1	9	(A)
Burberry Group plc	1	10							1	10	(A)
Cadbury Schweppes plc	2	27							2	27	(A)
Dail Mail & General Trust	1	7							1	7	(A)
Dawnay Day Sirius	1	1							1	1	(A)
Dawnay Day Treveria plc	1	1							1	1	(A)
Debenhams plc	8	9							8	9	(A)
Derwent London plc	—	3							—	3	(A)
easyJet plc	3	25							3	25	(A)(B)
Eurasian Natural Resources Corp.	1	27							1	27	(B)
Eurocastle Investment Ltd.	—	1							—	1	(A)
Great Portland Est	—	1							—	1	(A)
Hammerson Plc	—	9							—	9	(A)
HSBC Holding plc	1	20							1	20	(A)
Informa Group plc	1	5							1	5	(A)
Moneysupermarket.com	4	10							4	10	(A)
National Grid plc	2	24							2	24	(A)
Old Mutual plc	33	72			253	556			286	628	(A)
Reckitt Benckiser Group plc	1	52							1	52	(A)
Reed Elsevier plc	—	5							—	5	(A)
Rexam plc	6	51							6	51	(A)
Rolls-Royce Group plc	7	57							7	57	(A)
Rolls-Royce Group plc Class B	636	1							636	1	(A)(B)(E)
Royal Dutch Shell plc	1	55							1	55
Songbird Estates plc	—	1							—	1	(A)
Standard Chartered plc	4	120			14	477			18	597	(A)
Telecity Group plc							115	425	115	425	(A)(B)
Thus Group plc	3	6	114	268					117	274	(A)(B)
Vedanta Resources plc	2	78							2	78	(A)
Xstrata plc	—	25							—	25	(A)
Yell Group Plc	1	2							1	2	(A)
		959		268		1,475		425		3,127
United States 62.4%
Abbott Laboratories	3	176							3	176
Abercrombie & Fitch Co. Class A	—	10							—	10
Accenture Ltd. Class A	2	54					58	2,040	60	2,094
ACE Ltd.	2	83			10	545			12	628
ADC Telecommunications, Inc.	1	10					88	1,057	89	1,067	(B)
Aetna, Inc.	1	31							1	31
Alleghany Corp.	—	35			2	676			2	711	(B)
Altria Group, Inc.	1	28							1	28
AMB Property Corp.	—	3							—	3

Part B-7

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
United States (Continued)
American Apparel, Inc.	1	$8							1	$8	(B)
American Eagle Outfitters, Inc.	—	8							—	8
American Electric Power Co., Inc.	1	28							1	28
American Tower Corp. Class A	—	8	8	$294					8	302	(B)
AMETEK, Inc.	—	10							—	10
Amgen, Inc.	—	18							—	18	(B)
AMR Corp.	7	63							7	63	(B)
Amylin Pharmaceuticals, Inc.	1	33							1	33	(B)
Applied Materials, Inc.	1	23					126	$2,466	127	2,489
Assurant, Inc.	—	18							—	18
Atlantic Tele-Network, Inc.	—	4	5	169					5	173
Automatic Data Processing, Inc.	2	84					60	2,560	62	2,644
Aventine Renewable Energy Holdings, Inc.	2	8							2	8	(B)
Avon Products, Inc.	1	20							1	20
Baker Hughes, Inc.	1	75							1	75
Bank of America Corp.	6	235		30		$1,145			36	1,380	(D)
Barr Pharmaceuticals, Inc.	1	66							1	66	(B)
Beckman Coulter, Inc.	—	31							—	31
Becton, Dickinson & Co.	—	28							—	28
Best Buy Co., Inc.	—	6							—	6
BMC Software, Inc.	—	12					39	1,271	39	1,283	(B)
Boeing Co.	—	30							—	30
Boston Properties, Inc.	—	7							—	7
Bristol-Myers Squibb Co.	2	46							2	46
Bunge Ltd. Finance Corp.	1	70							1	70
C.H. Robinson Worldwide, Inc.	2	125							2	125
Cabot Oil & Gas Corp.	—	20							—	20
Capital One Financial Corp.	1	69			19	915			20	984	(D)
Carlisle Cos., Inc.	—	10							—	10
CenterPoint Energy, Inc.	—	4							—	4
Central European Media Enterprises Ltd.	—	12							—	12	(B)
Cephalon, Inc.	1	43							1	43	(B)
Chevron Corp.	1	60							1	60
Ciena Corp.	1	23					84	2,593	85	2,616	(B)(D)
Clear Channel Communications, Inc.	—	8							—	8
Coca-Cola Co.	1	43							1	43
Collective Brands, Inc.	—	4							—	4	(B)
CommScope, Inc.	1	31							1	31	(B)
Comverse Technology, Inc.	2	27					195	2,998	197	3,025	(B)
ConocoPhillips Holding Co.	1	61							1	61
Consol Energy, Inc.	—	28							—	28
Constellation Energy Group, Inc.	—	7							—	7
Corning, Inc.	5	129					191	4,580	196	4,709
Costco Wholesale Corp.	1	39							1	39
Covenant Transport	6	29							6	29	(B)
Coventry Health Care, Inc.	1	36							1	36	(B)
Covidien Ltd.	1	28							1	28
CTC Media, Inc.	—	8							—	8	(B)
Danaher Corp.	2	122							2	122
Darden Restaurants, Inc.	—	10							—	10
Devon Energy Corp.	—	21							—	21
DirecTV Group, Inc.	3	75							3	75	(B)
Discover Financial Services	3	52			44	723			47	775

Part B-8

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
United States (Continued)
DISH Network Corp.	—	$2							—	$2	(B)
DPL, Inc.	—	5							—	5
DreamWorks Animation SKG, Inc.	—	10							—	10
DST Systems, Inc.	1	48					35	$2,314	36	2,362	(B)(D)
Duke Energy Corp.	—	4							—	4
Eclipsys Corp.	—	9							—	9	(B)
Electronic Arts, Inc.	3	163					137	6,844	140	7,007	(B)
Eli Lilly & Co.	2	120							2	120
Entergy Corp.	—	9							—	9
EOG Resources, Inc.	1	60							1	60
Equinix, Inc.	—	22	9	$565			21	1,383	30	1,970	(B)(D)
Equitable Resources, Inc.	1	31							1	31
Equity Residential Properties Trust	—	8							—	8
Everest Re Group Ltd.	—	16							—	16
Exelon Corp.	2	197							2	197
Exxon Mobil Corp.	1	85							1	85
Fairchild Semiconductor International, Inc.	1	12					110	1,308	111	1,320	(B)
FedEx Corp.	1	80							1	80
FirstEnergy Corp.	—	13							—	13
FMC Corp.	1	44							1	44
Ford Motor Co.	14	82							14	82	(B)
Forest City Enterprises, Inc. Class A	—	4							—	4
Forest Laboratories, Inc.	1	52							1	52	(B)
Forward Air Corp.	2	64							2	64
FPL Group, Inc.	1	61							1	61
Freeport-McMoRan Copper & Gold, Inc.	—	34							—	34
Gap, Inc.	6	117							6	117
Genentech, Inc.	1	41							1	41	(B)
General Growth Properties, Inc.	—	8							—	8
Gilead Sciences, Inc.	1	52							1	52	(B)
Goldman Sachs Group, Inc.	—	50							—	50
Google, Inc.	—	112					12	5,109	12	5,221	(B)
Halliburton Co.	2	67							2	67
Health Management Associates, Inc. Class A	3	15							3	15	(B)
Hess Corp.	—	26							—	26
Hewlett-Packard Co.	3	140					147	6,707	150	6,847
Honeywell International, Inc.	1	28							1	28
Hormel Foods Corp.	—	7							—	7
Hospira, Inc.	1	26							1	26	(B)
Host Hotels & Resorts, Inc.	3	46							3	46
Hub Group, Inc.	3	82							3	82	(B)
Huntington Bancshares, Inc.	2	19							2	19
Illinois Tool Works, Inc.	—	15							—	15
Ingersoll-Rand Co. Class A	—	14							—	14
Ingram Micro, Inc.	1	21					145	2,299	146	2,320	(B)
Intel Corp.	1	21					108	2,290	109	2,311
International Business Machines Corp.	—	21					20	2,268	20	2,289
Invesco Ltd.	4	100			45	$1,090			49	1,190
Iron Mountain, Inc.	36	941					36	941	36	941	(D)
J.B. Hunt Transport Services, Inc.	1	25							1	25
Kimberly-Clark Corp.	1	52							1	52
Kimco Realty Corp.	—	12							—	12

Part B-9

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
United States (Continued)
Kohl's Corp.	1	$26							1	$26	(B)
Lam Research Corp.	1	34					95	$3,616	96	3,650	(B)
Live Nation, Inc.	1	6							1	6	(B)
Lockheed Martin Corp.	1	99							1	99
Longs Drug Stores Corp.	—	19							—	19
Lowe's Cos., Inc.	—	6							—	6
Macy's, Inc.	1	16							1	16
Manpower, Inc.	—	15					29	1,632	29	1,647
Marathon Oil Corp.	1	23							1	23
Marriott International, Inc. Class A	—	3							—	3
Marvell Technology Group Ltd.	3	30					322	3,502	325	3,532	(B)
Maxim Integrated Products, Inc.	3	63					98	1,990	101	2,053
MBIA, Inc.	1	13							1	13
McAfee, Inc.	—	14					46	1,509	46	1,523	(B)
McKesson Corp.	3	157							3	157
Medicines Co.	1	21							1	21	(B)
Medtronic, Inc.	3	145							3	145
Microsoft Corp.	8	234					380	10,796	388	11,030
Millennium Pharmaceuticals, Inc.	4	56							4	56	(B)
Monster Worldwide, Inc.	—	9					40	956	40	965	(B)
Nabors Industries Ltd.	—	10							—	10	(B)
NetApp, Inc.	2	32					172	3,445	174	3,477	(B)
Newell Rubbermaid, Inc.	3	62							3	62
Newfield Exploration Co.	—	16							—	16	(B)
News Corp. Class A	1	14							1	14
Nexstar Broadcasting Group A	—	2							—	2	(B)
NII Holdings, Inc. Class B	1	25	35	$1,122					36	1,147	(B)
Noble Energy, Inc.	—	22							—	22
Northeast Utilities	1	15							1	15
Northrop Grumman Corp.	—	23							—	23
Occidental Petroleum Corp.	1	44							1	44
Och-Ziff Capital Management Group	2	48			31	$649			33	697	(D)
Omniture, Inc.	1	17							1	17	(B)
ON Semiconductor Corp.	3	17					321	1,821	324	1,838	(B)(D)
OSI Pharmaceuticals, Inc.	—	17							—	17	(B)
P. F. Chang's China Bistro, Inc.	1	17							1	17	(B)
Panera Bread Co. Class A	—	17							—	17	(B)
PDL Biopharma, Inc.	1	8							1	8	(B)
Peabody Energy Corp.	—	15							—	15
Pentair, Inc.	—	15							—	15
PepsiCo, Inc.	—	22							—	22
Philip Morris International	1	63							1	63	(B)
Pier 1 Imports, Inc.	1	6							1	6	(B)
Polycom, Inc.	1	17					72	1,621	73	1,638	(B)
Popular, Inc.	7	76			51	599			58	675	(D)
PPL Corp.	—	10							—	10
Praxair, Inc.	1	93							1	93
Precision Castparts Corp.	1	51							1	51
Pride International, Inc.	1	38							1	38
Progress Energy, Inc.	—	3							—	3
Public Service Enterprise Group, Inc.	—	12							—	12
Qualcomm, Inc.	5	187					182	7,470	187	7,657
Questar Corp.	—	22							—	22
R.H. Donnelley Corp.	—	1							—	1	(B)

Part B-10

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
United States (Continued)
Raytheon Co.	—	$19							—	$19
Red Hat, Inc.	1	16					95	$1,741	96	1,757	(B)(D)
Red Robin Gourmet Burgers, Inc.	1	23							1	23	(B)
Regeneron Pharmaceuticals, Inc.	1	12							1	12	(B)
Reynolds American, Inc.	—	12							—	12
Ross Stores, Inc.	—	13							—	13
Saia, Inc.	3	51							3	51	(B)
Schering-Plough Corp.	9	128							9	128
Schlumberger Ltd.	1	52							1	52
Sealed Air Corp.	1	35							1	35
Shine Media Acquisition Corp.	1	6							1	6	(B)
Sierra Pacific Resources	1	15							1	15
Simon Property Group, Inc.	—	9							—	9
Skyworks Solutions, Inc.	2	11					48	346	50	357	(B)
Smurfit-Stone Container Corp.	6	47							6	47	(B)
Southern Union Co.	—	6							—	6
SPX Corp.	—	11							—	11
St. Jude Medical, Inc.	1	37							1	37	(B)
Staples, Inc.	2	44							2	44
State Street Corp.	1	47							1	47
Sunrise Senior Living, Inc.	—	2							—	2	(B)
Tibco Software, Inc.	—	3					41	295	41	298	(B)
Time Warner Telecom, Inc. Class A	1	12	34	$532					35	544	(B)
Time Warner, Inc.	1	9							1	9
TJX Cos., Inc.	1	23							1	23
Transocean, Inc.	—	41							—	41
Ulta Salon, Cosmetics & Fragrances, Inc.	1	15							1	15	(B)
UnitedHealth Group, Inc.	2	83							2	83
Universal Health Services, Inc. Class B	—	16							—	16
Unum Group	2	35			22	$480			24	515
US Airways Group, Inc.	7	64							7	64	(B)
Valero Energy Corp.	1	25							1	25
Varian Semiconductor Equipment Associates, Inc.	—	11					43	1,213	43	1,224	(B)
VeriSign, Inc.	1	19					62	2,071	63	2,090	(B)(D)
Vertex Pharmaceuticals, Inc.	1	14							1	14	(B)
Viacom, Inc. Class B	4	150							4	150	(B)
Visa, Inc.	1	62					14	842	15	904	(B)(D)
Vornado Realty Trust	—	13							—	13
Walgreen Co.	1	31							1	31
Wal-Mart Stores, Inc.	3	132							3	132
Walt Disney Co.	1	21							1	21
Washington Mutual, Inc.	3	28			21	217			24	245	(D)
Weatherford International Ltd.	1	65							1	65
Wellpoint, Inc.	—	21							—	21	(B)
Western Union Co.	4	88					198	4,211	202	4,299
Williams Cos., Inc.	—	7							—	7
Wisconsin Energy Corp.	—	6							—	6
Wyeth	2	100							2	100
XTO Energy, Inc.	—	12							—	12
Zimmer Holdings, Inc.	—	18							—	18	(B)
		8,591		2,682		7,039		100,105		118,417
Total common stock		$18,833		$21,806		$21,934		$119,687		$182,260

Part B-11

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
Warrants 0.4%
India 0.4%
Citigroup Global Certificate — Bharti Televentures	1	$16	36	$739					37	$755	(E)
Total warrants		$16		$739						$755
Exchange Traded Funds 0.0%
United States 0.0%
Industrial Sel SPDR	2	$63							2	$63
Ishares MSCI EAFE Index Fund	—	14							—	14
Total exchange traded funds		$77								$77
Preferred Stock 0.9%
Brazil 0.9%
Banco Itau Holding	1	$30			18	$410			19	$440
Petroleo Brasileiro S.A. ADR	1	110							1	110	(B)
Telecomunicacoes de Sao Paulo S.A.	—	5	9	$218					9	223	(D)
Telemar Norte Leste S.A.	—	15	19	1,006					19	1,021
		160		1,224		410				1,794
Germany 0.0%
Prosieben Sat.1 Media AG	—	5							—	5
Total preferred stock		$165		$1,224		$410				$1,799
Total long-term investments 97.3%		$19,091		$23,769		$22,344		$119,687		$184,891
Short-Term Investments 11.6%
Repurchase Agreements 2.6%
Bank of America TriParty Joint Repurchase Agreement dated 03/31/2008, maturity amount of $70, $61, $133 and $803, respectively (collateralized by FNMA 5.00% — 5.50%, 2033 — 2035, value of $71, $62, $136 and $819, respectively)	$70	$70	$61	$61	$133	$133	$803	$803	$1,067	$1,067
BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement dated 03/31/2008, maturity amount of $28, $25, $54 and $326, respectively (collateralized by FHLMC 5.50%, 2037, FNMA 4.50% — 6.00%, 2022 — 2038, value of $29, $25, $55 and $333, respectively)	28	28	25	25	54	54	326	326	433	433

Part B-12

	Hartford Global Equity HLS Fund Acquiring Fund		Hartford Global Communications HLS Fund Target Fund(F)		Hartford Global Financial Services HLS Fund Target Fund(F)		Hartford Global Technology HLS Fund Target Fund(F)		Proforma Combined
Security Description	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†	Shares/Par	Market Value†
Repurchase Agreements (Continued)
Deutsche Bank Securities Joint Repurchase Agreement dated 03/31/2008, maturity amount of $0, $0, $0 and $2, respectively (collateralized by U.S. Treasury Bill 1.31%, 2008, value of $0, $0, $0 and $2, respectively)	$—	$—	$—	$—	$—	$—	$2	$2	$2	$2
Deutsche Bank Securities TriParty Joint Repurchase Agreement dated 03/31/2008, maturity amount of $113, $98, $216 and $1,303, respectively (collateralized by FHLMC 5.00% — 5.50%, 2019 — 2038, value of $115, $100, $220 and $1,329, respectively)	113	113	98	98	216	216	1,303	1,303	1,730	1,730
JP Morgan Chase TriParty Joint Repurchase Agreement dated 03/31/2008, maturity amount of $106, $92, $203 and $1,223, respectively (collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $108, $94, $207 and $1,247, respectively)	106	106	92	92	203	203	1,222	1,222	1,623	1,623
		317		276		606		3,656		4,855
Securities Purchased with Proceeds from Securities Lending 9.0%
Goldman Sachs FS Prime Obligation/ Institutional Fund			2,393	2,393	2,739	2,739	11,164	11,164	16,296	16,296
Mellon GSL DBTII Collateral Fund					867	867			867	867	(E)
				2,393		3,606		11,164		17,163
Total short-term investments		$317		$2,669		$4,212		$14,820		$22,018
Total investments in securities 108.9%		$19,408		$26,438		$26,556		$134,507		$206,909
Total cost of securities		$19,818		$22,549		$26,819		$140,010		$209,196

Note: Market value of investments in foreign securities represents 34.9% of total net assets at March 31, 2008.

(A)  The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Directors at March 31, 2008, was $37,299 which represents 19.64% of total net assets.

(B)  Currently non-income producing.

Part B-13

(C)  Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At March 31, 2008, the market value of these securities amounted to $97 or 0.05% of net assets.

(D)  Security is partially on loan at March 31, 2008.

(E)  The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
08/2005 — 02/2008	37	Citigroup Global Certificate — Bharti Televentures — 144A	$292
12/2007 — 03/2008	867	Mellon GSL DBTII Collateral Fund	867
01/2008	636	Rolls-Royce Group plc Class B	1

The aggregate value of these securities at March 31, 2008 was $1,623 which represents 0.85% of total net assets.

(F)  As of March 31, 2008, all portfolio securities of the Acquired Funds would comply with the investment restrictions of the Acquiring Fund.

Futures Contracts Outstanding at March 31, 2008

Description	Number of Contract *	Position	Expiration Month	Unrealized Appreciation/ Depreciation
S&P 500 Mini Futures	1	Long	Jun 2008	$(1)

*  The number of contracts does not omit 000's.

  Cash of $4 was pledged as initial margin deposit for the open futures contracts at March 31, 2008.

Forward Foreign Currency Contracts Outstanding at March 31, 2008

Description	Market Value +	Contract Amount	Delivery Date	Unrealized Appreciation/ Depreciation
British Pound (Sell)	$30	$30	4/3/2008	$—
Canadian Dollar (Sell)	2	2	4/2/2008	—
Danish Krone (Sell)	3	3	4/1/2008	—
Swedish Krona (Buy)	16	16	4/2/2008	—
				$—

+  See Note 3b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
as of March 31, 2008

Industry	Percentage of Net Aseets
Basic Materials	1.00%
Capital Goods	0.80
Consumer Cyclical	3.70
Consumer Staples	0.80
Energy	1.10
Finance	18.10
Health Care	1.30
Services	6.00
Technology	63.80
Transportation	0.20
Utilities	0.50
Short-Term Investments	11.60
Other Assets and Liabilities	(8.90)
Total	100.00%

Part B-14

Proforma Statement of Assets and Liabilities
As of March 31, 2008
Hartford Global Equity HLS Fund (Acquiring)
Hartford Global Communications HLS Fund (Target)
Hartford Global Financial Services HLS Fund (Target)
Hartford Global Technology HLS Fund (Target)
(Unaudited, 000's omitted)

	Hartford Global Equity HLS Fund		Hartford Global Communications HLS Fund	Hartford Global Financial Services HLS Fund	Hartford Global Technology HLS Fund	Proforma Adjustments		Proforma Combined
Assets:
Investments in securities, at value @	$19,408		$26,438	$26,556	$134,507	$—		$206,909
Cash	4	w	1	—	1	—		6
Foreign currency on deposit with custodian #	6		22	12	56	—		96
Unrealized appreciation in forward foreign currency contracts	—		—	—	—	—		—
Receivables:
Investment securities sold	257		—	—	868	—		1,125
Fund shares sold	—		16	7	156	—		179
Dividends and interest	31		131	71	47	—		280
Other assets	1		—	—	3	—		4
Total assets	19,707		26,608	26,646	135,638	—		208,599
Liabilities:
Bank Overdraft — U.S. Dollars	6		—	—	—	—		6
Payable upon return of securities loaned	—		2,393	3,606	11,164	—		17,163
Payables:
Investment securities purchased	259		—	—	897	—		1,156
Fund shares redeemed	—		27	9	204	—		240
Investment advisory and management fees	3		3	3	15	—		24
Administrative fee	1		1	1	5	—		8
Distribution fees	—		1	—	2	—		3
Accrued expenses	1		11	16	21	—		49
Total liabilities	270		2,436	3,635	12,308	—		18,649
Net assets	$19,437		$24,172	$23,011	$123,330	$—		$189,950
Summary of Net Assets:
Capital stock and paid-in-capital, par value $.001 per share	$20,000		$16,957	$21,843	$156,490	$—		$215,290
Accumulated undistributed (distribution in excess of) net investment income (loss)	30		87	776	(688)	—		205
Accumulated net realized gain (loss) on investments and foreign currency transations	(182)		3,238	655	(26,970)	—		(23,259)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(411)		3,890	(263)	(5,502)	—		(2,286)
Net assets	$19,437		$24,172	$23,011	$123,330	$—		$189,950
Class IA: Net asset value per share	$9.72		$8.38	$8.54	$5.85			$9.72
Shares outstanding	1,900		1,409	1,560	15,137	(6,418	)(A)	13,588
Net assets	$18,465		$11,802	$13,314	$88,494	$—		$132,075
Class IB: Net asset value per share	$9.72		$8.33	$8.50	$5.76			$9.72
Shares outstanding	100		1,485	1,141	6,061	(2,833	)(A)	5,954
Net assets	$972		$12,370	$9,697	$34,836	$—		$57,875
@ Cost of securities	$19,818		$22,549	$26,819	$140,010	$—		$209,196
@ Market value of securities on loan	$—		$2,393	$3,475	$10,878	$—		$16,746
# Cost of foreign currency on deposit with custodian	$6		$20	$12	$53	$—		$91
w Cash of $4 was designated to cover initial margin deposit for open futures contracts at March 31, 2008.

(A)  Reflects decrease in shares due to differences in the net asset values of the funds.

The Notes of the Pro Forma Financial Statements are an Integral Part of These Pro Forma Financial Statements.

Part B-15

Proforma Statement of Operations
For the Three Months Ended March 31, 2008
Hartford Global Equity HLS Fund (Acquiring)
Hartford Global Communications HLS Fund (Target)
Hartford Global Financial Services HLS Fund (Target)
Hartford Global Technology HLS Fund (Target)
(Unaudited, 000's omitted)

	Hartford Global Equity HLS Fund	Hartford Global Communications HLS Fund	Hartford Global Financial Services HLS Fund	Hartford Global Technology HLS Fund	Proforma Adjustments		Proforma Combined
Investment Income:
Dividends	$59	$98	$177	$184	$—		$518
Interest	9	3	3	9	—		24
Securities lending	—	5	5	15	—		25
Less: Foreign tax withheld	(3)	(5)	(14)	(3)	—		(25)
Total investment income, net	65	101	171	205	—		542
Expenses:
Investment management and advisory fees	24	42	39	204	44	(A)	353
Administrative services fees	6	13	12	63	—		94
Distribution fees — Class IB	—	8	6	23	—		37
Custodian fees	—	2	2	3	(1	)(B)	6
Accounting services	1	1	1	3	3	(A)	9
Board of Directors' fees	—	—	—	1	—		1
Other expenses	1	4	7	15	(3	)(B)	24
Total expenses (before fees paid indirectly)	32	70	67	312	43		524
Expense waivers	—	—	—	—	(44	)(C)	(44)
Commission recapture	—	—	—	(4)	—		(4)
Custodian fee offset	—	—	—	—	—		—
Total fees paid indirectly	—	—	—	(4)	(44)		(48)
Total expenses, net	32	70	67	308	(1)		476
Net investment income	33	31	104	(103)	1		66
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(178)	(520)	(855)	(3,252)	—		(4,805)
Net realized gain (loss) of futures contracts	(4)	—	—	—	—		(4)
Net realized gain (loss) on foreign currency transactions	(3)	(2)	5	1	—		1
Net Realized Gain on Investments and Foreign Currency Transactions:	(185)	(522)	(850)	(3,251)	—		(4,808)
Net Changes in Unrealized Appreciation (Depreciation) of Investments and and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(410)	(3,612)	(2,537)	(19,005)	—		(25,564)
Net unrealized appreciation (depreciation) of futures contracts	(1)	—	—	—	—		(1)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	1	(2)	1	—		—
Net Changes in Unrealized Appreciation of Investments and and Foreign Currency Transactions:	(411)	(3,611)	(2,539)	(19,004)	—		(25,565)
Net Gain on Investments and Foreign Currency Transactions:	(596)	(4,133)	(3,389)	(22,255)	—		(30,373)
Net Increase in Net Assets Resulting from Operations	$(563)	$(4,102)	$(3,285)	$(22,358)	$1		$(30,307)

(A)  Based on contract in effect for surviving fund.

(B)  Decrease due to the elimination of duplicative expenses achieved by merging the funds.

(C)  Contractual management fee waiver of 0.10% of average net assets until May 1, 2010, effective upon the completion of the Reorganization.

The Notes of the Pro Forma Financial Statements are an Integral Part of These Pro Forma Financial Statements.

Part B-16

Acquiring Fund
Pro Forma Notes to Combining Financial Statements
March 31, 2008
(Unaudited, 000's omitted)

1) Description of the Fund

The Acquiring Fund, Hartford Global Equity HLS Fund, ("Acquiring Fund") a series of Hartford Series Fund, Inc. ("Corporation"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

Acquiring Fund consists of two classes of shares: Class IA and Class IB. Each class is offered at net asset value without a sales charge and is subject to the expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2) Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Target Funds, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund (each a "Target Fund" or together the "Target Funds"), each a series of Hartford Series Fund, Inc., by Acquiring Fund as if such acquisition had taken place as of March 31, 2008.

Under the terms of the Plan of Reorganization, the combination of Target Funds and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Funds in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Target Funds and Acquiring Fund have been combined as of and for the three months ended March 31, 2008. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Funds included in their respective annual reports dated December 31, 2007, Except for the Acquiring Fund which had not commenced operations as of the date of the annual report.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Funds by Acquiring Fund had taken place as of March 31, 2007.

3) Significant Accounting Policies

a)  Security Transactions — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

b)  Security Valuation and Investment Income — The Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the net asset value ("NAV") of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before

Part B-17

the close of the exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

  Debt securities (other than short-term obligations) held by a Fund are valued on the basis of valuations furnished by unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

  Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

  Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using the prevailing exchange rates.

  Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

  Futures contracts shall be valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

  Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

  A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

  Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund's Board of Directors.

  Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

  Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization or premium and accretion of discounts, is accrued on a daily basis.

c)  Use of Estimates — The preparation of the pro forma financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the pro forma financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

Part B-18

4) Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at March 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of March 31, 2008, divided by the net asset value per share of the shares of Acquiring Fund as of March 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2008:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization from Hartford Global Communications HLS Fund	Total Outstanding Shares Post-Combination
Class IA	1,900	1,214	3,114
Class IB	100	1,273	1,373
Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization from Hartford Global Financial Services HLS Fund	Total Outstanding Shares Post-Combination
Class IA	1,900	1,370	3,270
Class IB	100	997	1,097
Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization from Hartford Global Technology HLS Fund	Total Outstanding Shares Post-Combination
Class IA	1,900	9,104	11,004
Class IB	100	3,584	3,684

5) Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Part B-19